UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Salarius Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SALARIUS PHARMACEUTICALS, INC.

2450 Holcombe Blvd.
Suite J-608
Houston, TX 77021
(346) 772-0346

Dear Stockholder:
You are cordially invited to attend our 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting of stockholders and will begin at approximately at 10:00 a.m., Central Time, with log-in beginning at 9:45 a.m., on Friday, June 19, 2020.
Due to the emerging public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held in a virtual meeting format only.
IF YOU OWNED SALARIUS STOCK ON APRIL 22, 2020, IT IS CRITICALLY IMPORTANT THAT YOU VOTE YOUR SHARES, REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD OR HELD, ON THE FOLLOWING FOUR PROPOSALS:
1.Elect three Class II directors, David J. Arthur, Bruce J. McCreedy and Jonathan Lieber;
2.Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.Approve the amended and restated 2015 Equity Incentive Plan;
4.Approve the amended and restated 2015 Employee Stock Purchase Plan; and
5.such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Changes to the 2015 Equity Incentive Plan (the “Plan”) and changes to the 2015 Employee Stock Purchase Plan (the “ESPP”) address the effects of the merger between Salarius Pharmaceuticals, LLC and Flex Pharma, Inc. and recent financing activities. Changes to the Plan include a onetime increase to the shares available under the plan which supports the attraction and retention of talent by providing management and employee equity incentives aligned with increasing Salarius share price. Changes to the ESPP include an increase to the minimum number of shares available each year for employee purchase, employee stock purchases provide additional funding for Salarius.
You may vote by mail if we receive your marked, signed and dated proxy by June 18, 2020 at 11:59 p.m. (the “Cut-Off Date”), you may vote by phone prior to the Cut-Off Date by calling 1-800-690-6903, you may also vote via the internet prior to the Cut-Off Date at www.proxyvote.com. In addition, you will be able to attend the Annual Meeting, vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/SLRX2020. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) that you receive by mail.
The notice of the Annual Meeting (the “Notice of Annual Meeting”) and the Proxy Statement have been made part of this invitation.
Details regarding logging onto and attending the meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement, as well as in the Notice. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, or by voting via the

Internet or by telephone. Your shares cannot be voted unless you submit your proxy, vote via the Internet, or vote by telephone. Please review the instructions on each of your voting options described in the accompanying Proxy Statement and Notice.
The Board and management of Salarius Pharmaceuticals, Inc. look forward to your attendance at the Annual Meeting.

By:	/s/ David J. Arthur
David J. Arthur
President and Chief Executive Officer
April 29, 2020

SALARIUS PHARMACEUTICALS, INC.

2450 Holcombe Blvd.
Suite J-608
Houston, TX 77021
(346) 772-0346

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 19, 2020
To Our Stockholders:
Salarius Pharmaceuticals, Inc. will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Central Time, on Friday, June 19, 2020 and will be a completely virtual meeting of stockholders. We are holding the Annual Meeting to:
1.elect three Class II directors, David J. Arthur, Bruce J. McCreedy and Jonathan Lieber and, to serve until the 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.approve the amended and restated 2015 Equity Incentive Plan;
4.approve the amended and restated 2015 Employee Stock Purchase Plan; and
5.transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Due to the emerging public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held via live webcast only. In addition, we believe that the virtual meeting format will expand stockholder access and participation and improve communications. However, we have not decided if we will use a virtual meeting only format for future meetings.
You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/SLRX2020. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. There will not be a physical meeting location and you will not be able to attend the annual meeting in person.
Only stockholders of record at the close of business on April 22, 2020 are entitled to notice of, and to vote while attending the Annual Meeting on the Internet. For 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office at 2450 Holcombe Blvd., Suite J-608, Houston, TX 77021.
You are cordially invited to attend the Annual Meeting live via the Internet. It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card or vote via the Internet or by telephone. This will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By the Order of the Board of Directors,
/s/ David J. Arthur
David J. Arthur President and Chief Executive Officer
Houston, Texas
April 29, 2020
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 19, 2020.
Our Proxy Statement for our 2020 Annual Meeting of Stockholders, along with the proxy card, and our Annual Report to Stockholders for the year ended December 31, 2019 are available on our website at www.SalariusPharma.com.

TABLE OF CONTENTS

SALARIUS PHARMACEUTICALS, INC.
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Salarius Pharmaceuticals, Inc., a Delaware corporation, of your proxy to vote at our 2020 Annual Meeting of Stockholders and any adjournments or postponements thereof (also referred to herein as the “Annual Meeting”). Our Annual Meeting will be held at 10:00 a.m., Central Time, on Friday, June 19, 2020 via live webcast at www.virtualshareholdermeeting.com/SLRX2020.
As used in this Proxy Statement, references to “we,” “us,” “our,” “Salarius” and the “Company” refer to Salarius Pharmaceuticals, Inc. and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
Our board of directors (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at our Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet.
We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 29, 2020 to all stockholders of record entitled to vote at the Annual Meeting.
How can I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on April 22, 2020, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SLRX2020 and using your 16‐digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the close of business on April 22, 2020, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
The online meeting will begin promptly at 10:00 a.m., Central Time, on June 19, 2020. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting. You also will be able to vote your shares online by attending the Annual Meeting by webcast. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.
Why is the Annual Meeting being held as a virtual meeting via webcast?

Due to the emerging public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be a completely virtual meeting of stockholders. There will not be a physical meeting location and you will not be able to attend in person.
Will future annual meetings also be held in a virtual format?
In addition to concerns over the public health impact of COVID-19, we also believe that the virtual meeting format will expand stockholder access and participation and improve communications. However, we have not decided if we will use a virtual meeting format for future meetings.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board is soliciting your vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after May 5, 2020. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 22, 2020 will be entitled to vote at the Annual Meeting. On the record date, there were 13,671,219 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on April 22, 2020, your shares were registered directly in your name with Salarius’ transfer agent, AST, then you are a stockholder of record. As a stockholder of record, you may vote at www.virtualshareholdermeeting.com/SLRX2020 during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy mailed to you or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 22, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are four matters scheduled for a vote:

1.election of three Class II directors, David J. Arthur, Bruce J. McCreedy and Jonathan Lieber;
2.ratification of the selection, by the audit committee of the Board, of Ernst & Young LLP as the independent auditors of Salarius for its fiscal year ending December 31, 2020;
3.approval of the amended and restated 2015 Equity Incentive Plan (the “Amended and Restated 2015 Incentive Plan”); and
4.approval of the amended and restated 2015 Employee Stock Purchase Plan (the “Amended and Restated ESPP”).
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” the nominees to the Board or you may “Withhold” your vote for one or more of the nominees. For proposals 2, 3 and 4 you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at www.virtualshareholdermeeting.com/SLRX2020 during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.
•Voting via the Internet. To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on June 18, 2020. We encourage you to vote via the Internet.
•Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•Voting by telephone. To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. eastern time on June 18, 2020 to be counted.
•Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at www.virtualshareholdermeeting.com/SLRX2020. The webcast will start at 10:00 a.m., Central Time, with log-in beginning at 9:45 a.m., Central Time. You may vote and submit questions while attending the meeting online. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to vote during the meeting. If you hold shares through a bank or broker, you must obtain a legal proxy, executed in your favor, from the bank or broker to be able to vote at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Salarius. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent and vote in accordance with the procedures described above. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.
We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 22, 2020.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or at www.virtualshareholdermeeting.com/SLRX2020 during the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be “routine” under the rules of the New York Stock Exchange (also applicable to companies listed on The Nasdaq Stock Market LLC (“Nasdaq”)). Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. ”Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported. Only Proposal 2 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter under applicable Nasdaq rules. Proposals 1 (election of directors), 3 (approval of the Amended and Restated 2015 Incentive Plan) and 4 (approval of the amended and restated 2015 Stock Purchase Plan), are not considered a routine matter and without your instruction, your broker cannot vote your shares on this matter. If your broker returns a proxy card but does not vote your shares, this results in a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining a quorum. However, as brokers do not have discretionary authority to vote on Proposals 1, 3 and 4, broker non-votes will not be counted for the purpose of determining the number of votes entitled to vote such Proposals. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 3 and 4 without your instructions but may vote your shares on Proposal 2.
If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.
What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director, “For” the ratification of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2020, “For” the approval of the Amended and Restated 2015 Incentive Plan, and “For” the approval of the Amended and Restated ESPP. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who am I being asked to appoint as proxy holders and what does it mean?
Our Board asks you to appoint our President, Chief Executive Officer and director, David J. Arthur and our Executive Vice President of Finance and Chief Financial Officer, Mark J. Rosenblum, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting the enclosed proxy card or by using one of the voting methods described below.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (“Bylaws”), may be properly presented for action at the Annual Meeting. Our Board knows of no other matters that will be presented for consideration at the Annual Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Salarius Pharmaceuticals, Inc.
Attention: Investor Relations
2450 Holcombe Blvd
Suite J-608
Houston, TX 77021
(346) 772-0346

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.
Can I change or revoke my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit a properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to Salarius’ Secretary.
•You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
Salarius counts your most current proxy card or telephone or Internet proxy.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
Stockholders holding shares through a bank or broker should follow the instructions for revocation received from the bank or broker.
Abstentions on any matters are treated as shares present or represented and entitled to vote on that matter and have the same effect as a vote against such matter.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 31, 2020, to Salarius’ Secretary at 2450 Holcombe Blvd., TMC – Innovation Suite X, Houston, TX 77021. If you wish to submit any other motion related to business proposed to be brought before next year’s annual meeting of stockholders, you must provide the specified information required by our Bylaws to Salarius’ Secretary at 2450 Holcombe Blvd., TMC - Innovation Suite X, Houston, TX 77021 not more than 120 days nor less than 90 prior to the first anniversary of the date the proxy statement was provided to our stockholders in connection with the 2020 annual meeting of stockholders; however, if the annual meeting is called for a date that is more than 30 days before or after the anniversary date of the 2020 annual meeting of stockholders, notice by the stockholder must be received by Salarius’ Secretary not later than the close of business on the later of (i) the 90th day prior to 2021 annual meeting of stockholders and (ii) the 10th day following the day on which public announcement of the date of the 2021 annual meeting of stockholders is publicly given. You are also advised to review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to the election of the directors, “For” and “Withhold” votes, abstentions and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and broker non-votes. Abstentions will be counted towards the vote total for Proposals 2, 3 and 4 and are considered shares present and entitled to vote and so will have the effect of a vote “AGAINST” these proposals. Broker non-votes will not be counted towards the vote total for Proposals 1, 3 and 4 but will be counted towards the vote total for Proposal 2.
How many votes are needed to approve each proposal?
•For the election of the directors, Proposal 1, the nominees receiving the most “For” votes from the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect. Directors are elected by a plurality vote, which means that the three nominees for Class II directors receiving the most affirmative votes will be elected. There is no cumulative voting for the election of directors. However, if the majority of the votes cast for a director are marked “Withheld,” then notwithstanding the valid election of such director, such director will voluntarily tender his or her resignation for consideration by our nominating and corporate governance committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the nominating and corporate governance committee.
•To be approved, Proposal 2, the ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent auditors of Salarius for its fiscal year ending December 31, 2020, must receive “For” votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
•To be approved, Proposal 3, the approval of the Amended and Restated 2015 Incentive Plan, must receive “For” votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
•To be approved, Proposal 4, the approval of the Amended and Restated ESPP, must receive “For” votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
•All other matters submitted for stockholder approval require the affirmative vote of the majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote that are present at the meeting or represented by proxy. On the record date, there were 13,671,219 shares outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What are the implications of being an “emerging growth company”?
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the end of the year ended December 31, 2020.
Important
Please promptly vote and submit your proxy by signing, dating, and returning the enclosed proxy card in the postage-prepaid return envelope, or vote via the Internet or by telephone so that your shares can be voted. This will not limit your rights to attend or vote at www.virtualshareholdermeeting.com/SLRX2020 during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote during the meeting, you must obtain a proxy issued in your name from that record holder.

PROPOSAL 1: ELECTION OF DIRECTORS
Directors and Nominees

Our Bylaws and amended and restated certificate of incorporation (“Certificate of Incorporation”) provide that the authorized number of directors shall be set from time to time by resolution of our Board. The authorized number of directors is currently set at seven members. Our Board is divided into three classes: Class I, Class II, and Class III. Each class has a three-year term:
•Our Class I directors are Arnold C. Hanish and William K. McVicar and their terms will expire at the annual meeting to be held in 2022.
•Our Class II directors are David J. Arthur, Bruce J. McCreedy and Jonathan P. Northrup and their terms will expire at the Annual Meeting.
•Our Class III directors are Tess Burleson and Paul Lammers and their terms will expire at the annual meeting to be held in 2021.
Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of Salarius. Our directors may be removed for cause by the affirmative vote of the holders of at least two-thirds of our voting stock.
Our Board, upon the recommendation of the nominating and corporate governance committee, has selected David J. Arthur, Bruce J. McCreedy and Jonathan Lieber as nominees for election as Class II directors at the Annual Meeting. If elected at the Annual Meeting, these directors would serve until the annual meeting of stockholders to be held in 2023 or until they resign, are removed, or their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board to fill the vacancy.
The names of the nominees and certain biographical information about the nominees and current and continuing directors, including each director and nominee’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the nominee should continue to serve on our Board, are set forth below. Two of the nominees, Mr. Arthur and Mr. McCreedy, are currently serving as directors and were elected or appointed to the Board on July 19, 2019 in connection with the merger (the “Merger”) of Salarius Pharmaceuticals, LLC (“Private Salarius”) with Flex Pharma, Inc. (“Flex Pharma”).
Nominees for Election for a Three-Year Term Until the 2023 Annual Meeting
David J. Arthur. Mr. Arthur has served as Salarius’ Chief Executive Officer and a director since July 2019. Prior to the completion of the Merger, Mr. Arthur was the Chief Executive Officer of Private Salarius since November 2015 and as a manager of Private Salarius’ board of managers since January 2017. From January 2012 to October 2015, Mr. Arthur served as managing director of Dacon Pharma, LLC, a life science focused strategy, planning and evaluation company. From 1990 to 2010, Mr. Arthur served in a number of executive roles at Eli Lilly and Company and from 2010 to 2011 served in executive roles with Boehringer Ingelheim GmbH. Mr. Arthur earned a B.S. in Chemical Engineering from North Carolina State University and an M.B.A. from the Duke University Fuqua School of Business.
Salarius believes that Mr. Arthur’s experience as Private Salarius’ Chief Executive Officer, and his past experience as a life sciences executive and as a committee chairman and member on the executive committees of a variety of major pharmaceutical alliances, including Eli Lily/BioMS, Eli Lilly/Amylin and Boehringer Ingelheim/Eli Lilly qualify him to serve on the Salarius’ board of directors.
Jonathan Lieber. Mr. Lieber has been nominated to join Salarius’ Board of Director as a Class II Director. Since December 2018, Mr. Lieber has been a Managing Director of Danforth Advisors LLC, a firm that provides strategic CFO advisory and outsourced accounting services to healthcare companies. In that capacity, he is currently serving as interim CFO for a number of healthcare companies. From July 2015 through September 2019, Mr. Lieber was Chief Financial Officer of Histogenics Corporation (NASDAQ: HSGX) a cell therapy company developing products for the orthopedics market. Prior to Histogenics, Mr. Lieber was Senior Vice President and Chief Financial Officer of Metamark Genetics, Inc., a privately held, urology-focused, molecular diagnostics company, from January 2014 to June 2015. From September 2012 to September 2013, Mr. Lieber served as the Chief Financial Officer and Treasurer of Repligen Corporation, a manufacturer and supplier of high-value consumables to the life sciences industry. From June 2009 to until its acquisition by GE Healthcare in May 2012, Mr. Lieber served as Chief Financial Officer and Treasurer of Xcellerex, Inc. a privately held company engaged in the manufacture and sale of capital equipment and related consumables to the biopharmaceutical industry. Mr. Lieber received an M.B.A. in finance from the Stern School of Business of New York University and a B.S. in business administration from Boston University.
Salarius believes that Mr. Lieber is qualified to serve on the Board of Directors due to his experience in the healthcare industry, which will enable him to contribute important strategic insights to Salarius.
Bruce J. McCreedy. PhD. Dr. McCreedy has served as a member of Salarius’ board of directors since July 2019 and currently serves as Salarius' interim Chief Science Officer. Since September 2015, Dr. McCreedy has served as the senior vice president of cell therapy at Precision Biosciences, Inc., a biotechnology company. Prior to his position at Precision Biosciences, Dr. McCreedy served as the executive vice president of research and development and chief development officer of Neximmune, Inc., a biotechnology company, from April 2011 to August 2015, and the managing partner of PharmaNav, LLC, a biotechnology company, from 2008 to 2011. From 2006 to 2008, Dr. McCreedy served as vice president of strategic and clinical development at Metabolon, Inc., a metabolomics company and from 2002 to 2006 served as the president, chief executive officer and a director for Fulcrum Pharma Developments, Inc., a drug development company (acquired by Icon plc). Prior to 2002, Dr. McCreedy has also served in various roles at Triangle Pharmaceuticals, Inc., a pharmaceutical company (acquired by Gilead Sciences, Inc.), Therapyedge, Inc., a healthcare and information services company (acquired by Advanced Biological Laboratories S.A.), Laboratory Corporation of America Holdings, a clinical laboratory network, and Roche Biomedical Laboratories, Inc., a drug development company. Dr. McCreedy earned a B.S. in Medical Microbiology from Wake Forest University and a Ph.D. in Microbiology and Immunology from Wake Forest University School of Medicine.
Salarius believes that Dr. McCreedy is qualified to serve on the Board of Directors due to deep experience in the biotechnology industry, which will enable him to contribute important strategic insights to Salarius.
Directors Continuing in Office for a Three-Year Term Until the 2021 Annual Meeting
Tess Burleson. Ms. Burleson has served as a member of Salarius’ board of directors since July 2019. Ms. Burleson has served as the chief operating officer of Translational Genomics Research Institute, a nonprofit research institute, since 2007, and has served as the president of TGen Health Ventures, LLC a venture capital company, since 2009. Prior to joining Translational Genomics Research Institute, Ms. Burleson served as the chief financial officer at Lovelace Medical Foundation from 1997 to 2007, president at Lovelace Scientific Resources from 1993 to 1997, and as a senior associate Tax, Audit & Advisory Services at KPMG from 1990 to 1993. Ms. Burleson earned a B.B.A in Accounting from University of New Mexico, the Anderson Graduate School of Management and an M.B.A. from University of New Mexico.
Salarius believes that Ms. Burleson is qualified to serve on its board of directors as a result of her extensive operational experience in the biotechnology industry and experience in financial and accounting matters.

Paul Lammers. Dr. Lammers has served as a member of Salarius’ board of directors and as lead independent director since July 2019. Since January 2018, Dr. Lammers has served as the president and chief executive officer of Triumvira Immunologics, an immunotherapy company. Prior to joining Triumvira Immunologics, Dr. Lammers served as the president, chief executive officer, and director of Mirna Theraputics, now Synlogic Inc. (Nasdaq: SYBX), an oncology company from November 2009 to August 2017, the president of Repros Theraputics, a biopharmaceutical company, from February 2009 to October 2009 and the chief medical officer of EMD Serono Inc. a division of Merk KgaA, a biopharmaceutical company from 2002 to 2008. Additionally, between 1992 and 2002, Dr. Lammers served in various executive or management roles at BioCyte Theraputics, Inc., a biopharmaceutical company, Zonagen, Inc., a biopharmaceutical company, Hoechst Marion Roussel, Inc. (now Aventis Pharmaceuticals Inc.), a pharmaceutical company, Organon Inc., a pharmaceutical company, Organon International, a pharmaceutical company. Dr. Lammers earned a M.S. in Biology and Reproductive Endocrinology from Radboud University in the Netherlands, and an M.D. from Radboud University.
Salarius believes that Dr. Lammers is qualified to serve on its board of directors and serve as its lead independent director as a result of his extensive experience in the pharmaceutical industry and deep understanding of oncology drugs.
Directors Continuing in Office for a Three-Year Term Until the 2022 Annual Meeting
Arnold C. Hanish. Mr. Hanish has served as a member of Salarius’ board of directors since July 2019. Since September 2013, Mr. Hanish has served as a director of Omeros Corporation (Nasdaq: OMER), a biopharmaceutical company. Since May 2013, Mr. Hanish has also served as a consultant on the Audit Quality Advisory Council for Deloitte and Touche LLP, a professional services company. Prior to his positions at Omeros Corporation and Deloitte, from 1984 to 2012, Mr. Hanish served various roles at Eli Lilly and Company, a pharmaceutical company, including vice president and chief accounting officer. From 2007 to 2010, Mr. Hanish served as a chairperson of the Financial Executives International Committee on Corporate Reporting and their SEC and PCAOB subcommittees. From 2004 to 2008 and again in 2011 and 2012, Mr. Hanish was a member of the Standing Advisory Group of the PCAOB, a nonprofit audit oversight organization., Since 2010, Mr. Hanish has served on the Business Advisory Council for the University of Cincinnati, the UC Accounting Department Advisory Council, and the Butler University MPA Advisory Board. Mr. Hanish earned a B.A. in Accounting from the University of Cincinnati.
Salarius believes that Mr. Hanish is qualified to serve on its board of directors as a result of his experience in the pharmaceutical industry, as well as deep experience in accounting and public company financial matters.
William K. McVicar. Dr. McVicar has served as a member of the board of directors of Salarius since the completion of the Merger in July 2019. Prior to completion of the Merger, Dr. McVicar served as a member of the board of directors of Flex Pharma since August 2017, and served as its chief executive officer from July 2017 to July 2019. Dr. McVicar joined Flex Pharma in April 2017 as President of Research & Development. Prior to joining Flex Pharma, Dr. McVicar served as executive vice president of pharmaceutical development, chief scientific officer and president during his tenure at Inotek Pharmaceuticals Corporation from September 2007 to April 2017. Dr. McVicar also held various positions at Sepracor, Inc., RPR Gencell, Novartis AG and the Gene and Cell Therapy Division of Rhone Poulenc Rorer. Dr. McVicar earned his B.S. in Chemistry from the State University of New York College at Oneonta and his Ph.D. in Chemistry from the University of Vermont.
Salarius believes that Dr. McVicar is qualified to sit on its board of directors due to his over 30 years of biologic and drug development experience and his experience as a senior executive.
Current Directors in Office Until the Annual Meeting
Jonathan P. Northrup. Mr. Northrup has served as a member of Salarius’ board of directors since July 2019. Mr. Northrup served as chairman of Private Salarius’ board of managers since May 2011, and he previously served as Private Salarius’ Chief Executive Officer from May 2011 to October 2015. Since June 2018, Mr. Northrup has served as the chief executive officer of Stingray Therapeutics, Inc., an immune oncology company, where he has also served as a director since June 2016. From March 2011 until June 2018, Mr. Northrup served as the co-founder and chief executive officer of Beta Cat Pharmaceuticals, Inc., an oncology company, where he also has served as a director since March 2011. Mr. Northrup served as chief operating officer of Jubilant Innovation, Ltd., the venture group for Jubilant Life Sciences, a large contract research company, from 2007 to 2010, served as the chief executive officer of Horizon Biotechnologies, LLC, a strategic consulting and business development company in the pharmaceutical industry, from 2004 to 2006, and from 1996 to 2004, Mr. Northrup served in various executive roles at Eli Lilly and Company, a pharmaceutical company. Mr. Northrup earned a B.A. in Economics from Northwestern University and an M.B.A. from The Wharton School of Business. Mr. Northrup’s term as a Class II director expires at the Annual Meeting and he is not being nominated for a new term.
There are no family relationships among any of our directors or executive officers.
Vote Required
Directors are elected by a plurality vote, which means that the three nominees for Class II directors receiving the most affirmative votes will be elected. However, if the majority of the votes cast for a director are marked “Withheld,” then notwithstanding the valid election of such director, such director will voluntarily tender his resignation for consideration by our nominating and corporate governance committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the nominating and corporate governance committee. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF DAVID J. ARTHUR, JONATHAN LIEBER AND BRUCE J. MCCREEDY AS CLASS II DIRECTORS OF SALARIUS.
Executive Officers, Directors and Director Nominees
The following table shows information about our executive officers, current directors and director nominees as of March 31, 2020:

Name	Age	Position
Executive Officers
David J. Arthur	57	President, Chief Executive Officer and Director
Mark J. Rosenblum	66	Executive Vice President of Finance and Chief Financial Officer

Non-Employee Directors
Tess Burleson(1)(2)	53	Director
Arnold C. Hanish(1)(3)	72	Director
Paul Lammers(1)(2)(3)	62	Director
Bruce J. McCreedy(3)	60	Interim Chief Scientific Officer and Director
William K. McVicar	62	Director
Jonathan P. Northrup(4)	66	Director
New Director Nominees
Jonathan Lieber(5)	50	Director Nominee
(1) Member of the audit committee.
(2) Member of the nominating and corporate governance committee.
(3) Member of the compensation committee.
(4) Mr. Northrup’s term expires at the Annual Meeting following which he will no longer serve on the Board of Directors.
(5) If appointed by our stockholders, it is anticipated that Mr. Lieber will join the Board of Director’s audit committee and nominating and corporate governance committee.

The following presents biographical information for each of our executive officers in the table above, other than for Mr. Arthur, whose information is presented above.
Executive Officers
Mark J. Rosenblum. Mr. Rosenblum has served as our Executive Vice President Finance and Chief Financial Officer since September 2019. Prior to September 2019, Mr. Rosenblum served as a financial consultant to Private Salarius since February 2019, to assist in the Merger. Prior to joining Private Salarius, Mr. Rosenblum served as chairman, chief executive officer and a director of ActiveCare, Inc. (Nasdaq: ACAR), a healthcare company, from December 2017 to March 2019. Mr. Rosenblum worked as a financial consultant for various companies from 2014 to 2017. Prior to that, Mr. Rosenblum served as the chief financial officer of Advaxis, Inc. (Nasdaq: ADXS), a biotechnology company, from January 2010 to April 2014. From 1985 through 2003, Mr. Rosenblum was employed by Wellman, Inc., a global public chemical manufacturer, which was subsequently acquired by DAK Americas, serving in various capacities including chief accounting officer. Mr. Rosenblum holds both a Masters in Accountancy and a B.S. degree in Accounting from the University of South Carolina. Mr. Rosenblum began his career in 1977 with Haskins & Sells, CPA (currently known as Deloitte), was a licensed Certified Public Accountant for over 30 years, and is currently a member of the American Institute of Certified Public Accountants.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business and affairs are organized under the direction of the Board, which currently consists of seven members. Following the expiration of his term as a Class II director, Mr. Northrup will no longer serve on the Board of Directors. Accordingly, Mr. Lieber has been nominated for election as a Class II director. If and upon Mr. Lieber’s election to the Board of Directors at the Annual Meeting, Mr. Lieber will be appointed to serve on the following committees of the Board: the audit committee and the nomination and corporate governance committee. Dr. McVicar currently serves as the Chairman of our Board and Dr. Lammers serves as the Board’s lead independent director. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets on a regular basis and additionally as required.
Coprorate Governance
Director Independence
The Nasdaq Listing Rules generally require that a majority of the members of a listed company’s board of directors must qualify as “independent” as affirmatively determined by its board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director and director nominee. Based upon information requested from and provided by each director and director nominee concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that four of our current directors, including Ms. Burleson, Mr. Hanish, Dr. Lammers and Dr. McCreedy, as well as Mr. Lieber, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of the Nasdaq Listing Rules. Following the Annual Meeting, if our Class II director nominees are elected, five of our seven directors will be deemed to be independent under the applicable rules and regulations of the SEC and listing requirements of the Nasdaq Listing Rules.
Our Board of Directors has determined that Mr. Arthur, by virtue of his position as our Chief Executive Officer and Dr. McVicar, by virtue of his position as Chief Executive Officer of Flex Pharma, Inc. prior to the Merger, are not independent under the applicable rules and regulations of the SEC and Nasdaq Listing Rules. Further, it was determined that Mr. Northrup, by virtue of his position as a former Chief Executive Officer and founder of Private Salarius, was not independent during the tenure of his directorship. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Board Leadership Structure
Our Bylaws provide that if a chairman of the Board of Directors is appointed, he or she will preside at all meetings of the Board of Directors at which he or she is present. Currently, the position of chairman of our Board of Directors is filled by Dr. McVicar.
Additionally, we currently have a lead independent director whose responsibilities include to preside over periodic meetings of our independent directors and perform such additional duties as the Board of Directors may otherwise determine and delegate. We believe that the lead independent director can help ensure the effective independent functioning of the Board of Directors in its oversight responsibilities.
The Board of Directors periodically reviews its leadership structure and developments in the area of corporate governance to ensure that this approach continues to strike the appropriate balance for the Company and our stockholders.

Board and Committee Meetings and Attendance
In 2019, our Board held two regularly scheduled meetings. Each of our directors attended 100% of the regularly scheduled meetings either in person or via teleconference. Our Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by unanimous written consent from time to time as appropriate. Our non-management directors meet in regularly scheduled sessions without the presence of management in executive sessions. The lead independent director presides over each such executive session. Our audit committee held two meeting and our compensation committee held one meeting in 2019. Directors are encouraged to attend our annual meeting of stockholders, either via webcast or telephonically.
Role of our Board of Directors in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our compensation committee also assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers (as defined by Rule 3b-7 under the Exchange Act) currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee.
Information Regarding Committees of the Board of Directors
Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our Board has adopted a charter for each of these committees, each of which complies with the applicable requirements of current Nasdaq rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on the investor relations portion of our website at https://investor.Salarius.com/corporate-governance/governance-overview.
Audit Committee
The audit committee currently consists of Ms. Burleson, Mr. Hanish and Dr. Lammers. Mr. Hanish serves as the chair of our audit committee. The Board of Directors has determined that each of the members of the audit committee satisfies the Nasdaq Stock Market and SEC independence requirements. The Board of Directors has determined that Mr. Hanish qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Listing Rules. In making this determination, the Board of Directors has considered Mr. Hanish’s business background and previous experience. Both our independent registered public accounting firm and management periodically meet with the Audit Committee.
The functions of this committee include, among other things:
•selecting, on behalf of the Board of Directors, an independent public accounting firm to audit our financial statements;
•reviewing our financial reporting processes and disclosure controls;

•discussing with the independent auditors their independence, reviews and discusses our audited financial statements with the independent auditors and management;
•recommending to the Board of Directors whether the audited financials should be included our Salarius’ annual reports to be filed with the SEC;
•overseeing management’s identification, evaluation, and mitigation of major risks to Salarius;
•reviewing and considering “related person transactions” under our Related Person Transaction Policy; and
•reviewing any proposed waiver of our Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers and making recommendations to the Board of Directors with respect to the disposition of any proposed waiver.
We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and all applicable SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee
Our compensation committee currently consists of Mr. Hanish, Dr. Lammers and Dr. McCreedy. Dr. Lammers serves as the chair of our compensation committee. The Board of Directors has determined that each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 of the Exchange Act and satisfies the Nasdaq Stock Market requirements.
The functions of this committee include, among other things:
•reviewing and approving the corporate objectives that pertain to the determination of executive compensation;
•reviewing and approving the compensation and other terms of employment of our executive officers;
•reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•making recommendations to our Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our Board;
•reviewing and making recommendations to our Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•approving equity compensation plans and the grant of equity awards not subject to stockholder approval under applicable listing standards;
•overseeing the administration of our employee benefit plans;
•reviewing and assessing the independence of compensation consultants, legal counsel, and other advisors as required by Section 10C of the Exchange Act;
•reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements, and any other material arrangements for our executive officers;

•reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•monitoring our compliance with the requirements under Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefit;
•preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and
•reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with our Board.
We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Ms. Burleson and Dr. Lammers. Ms. Burleson serves as the chair of our nominating and corporate governance committee. Our Board has determined that each of the members of our nominating and corporate governance committee satisfies the independence requirements of Nasdaq. The functions of this committee include, among other things:
•identifying, reviewing, and making recommendations of candidates to serve on our Board;
•evaluating the performance of our Board, committees of the Board, and individual directors and determining whether continued service on our board is appropriate;
•establishing procedures for nominations by stockholders of candidates for election to the Board;
•evaluating nominations by stockholders of candidates for election to the Board;
•overseeing the self-evaluation process of the Board and each of its committees;
•evaluating the current size, composition, and organization of the Board and its committees and making recommendations to our Board for approvals;
•developing a set of corporate governance policies and principles and recommending to our Board of directors any changes to such policies and principles;
•reviewing issues and developments related to corporate governance and identifying and bringing to the attention of our Board current and emerging corporate governance trends; and
•reviewing periodically the nominating and corporate governance committee charter, structure, and membership requirements and recommending any proposed changes to our Board, including undertaking an annual review of its own performance.
We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers, and directors. The Code of Conduct is available on our website at www.Salarius.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only. The nominating and corporate governance committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
We also implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to our audit committee.
Director Nominations
Our Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. Our nominating and corporate governance committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our Board for nomination or election.
Director Criteria. Our nominating and corporate governance committee has a policy regarding consideration of director candidates recommended by stockholders. Our nominating and corporate governance committee reviews suggestions for director candidates recommended by stockholders and considers such candidates for recommendation based upon an appropriate balance of knowledge, experience, and capability. In addition to considering an appropriate balance of knowledge, experience, and capability, our Board has as an objective that its membership be composed of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, genders, and ethnicities. Our nominating and corporate governance committee selects director candidates based on the candidate possessing relevant market and technological expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, diversity, potential for long-term contribution to the Company’s business, and having the commitment and vision to rigorously represent the long-term interests of the Company’s stockholders. Our nominating and corporate governance committee believes it is appropriate for a majority of the members of our Board to meet the definition of “independent director” under the Nasdaq rules. Our nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.
Prior to each annual meeting of stockholders, our nominating and corporate governance committee first identifies nominees by reviewing the current directors whose terms expire at the annual meeting of stockholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of our Board, with respect to the particular talents and experience of its directors. If a director does not wish to continue in service, the nominating and corporate governance committee determines not to nominate the director, or a vacancy is created on our Board as a result of a resignation, an increase in the size of our Board or other event, the nominating and corporate governance committee will consider various candidates for Board membership, including those suggested by members of the nominating and corporate governance committee, by other members of our Board, by any executive search firm engaged by the nominating and corporate governance committee, and by stockholders. A stockholder who wishes to suggest a prospective nominee for our Board should notify our Secretary, any member of the nominating and corporate governance committee, or the persons referenced below in “Communications with our Board of Directors” in writing with any supporting material the stockholder considers appropriate.
Stockholder Nominees. In addition, our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to our Secretary and otherwise comply with the provisions of our bylaws. To be timely, our bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the anniversary of the previous year’s proxy statement provided in connection with the previous year’s annual meeting of stockholders. Information required by our Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.
Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our bylaws and must be addressed to: Secretary, Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd. TMC - Innovation Suite X, Houston, TX 77021. You can obtain a copy of our bylaws by writing to the Secretary at this address.
Meetings of Our Independent Directors and Communications with our Board of Directors
During meetings of the Board, the independent directors meet regularly in an executive session without management or management directors present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The lead independent director presides over the executive sessions as determined by the independent directors at each meeting. Our Board recommends that stockholders and other interested parties initiate communications with our Board, the independent directors, the Chairman, or any committee of our Board in writing to the attention of our Secretary, Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd. Suite J-608, Houston, TX 77021. This process will assist our Board in reviewing and responding to stockholder communications in an appropriate manner. Our Board has instructed our Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations, or advertisements.
Non-Employee Director Compensation
Our non-employee director compensation is comprised of cash compensation and equity compensation. Further, we reimburse all of our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board.
Cash Compensation
Our non-employee director cash compensation policy provides that non-employee directors receive a $30,000 annual retainer, with an additional $15,000 annual retainer for the lead independent director, an additional $25,000 annual retainer for the chairman of the Board and the following additional retainers for committee services:

Committee	Chair	Member
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	7,500	4,000
Audit Committee	15,000	7,500
Equity Compensation
Our non-employee directors receive annual equity compensation in the form of option awards to purchase shares of our common stock at a per share price equal to the closing price of the Company’s common stock the day before the issuance of such awards. The options granted to our non-employee directors vest on the one-year anniversary of the issuance of each award.
2019 Director Compensation
The following table sets forth the compensation paid to our non-employee directors, except for Dr. McVicar whose compensation for his service on the Board of Directors is reported in the Summary Compensation Table below, or accrued by us in 2019, pursuant to the non-employee director compensation policy described above. None of our other directors received any cash compensation for their service on our Board or committees of our Board in 2019.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total
Jonathan P. Northrup(3)	$27,500	$18,253	$ 45,753
Tess Burleson	22,500	18,253	40,753
Arnold C. Hanish	25,000	18,253	43,253
Paul Lammers	27,000	18,253	45,253
Bruce J. McCreedy	23,750	18,253	42,003
(1) The amounts listed in this column represent the retainer paid to each director for their service on the board and any committees on which they served during 2019.
(2) We estimated the grant date fair value of stock options using the Black-Scholes option-pricing model computed in accordance with FASB ASC Topic 718. See Note 9 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions used in such valuation.
(3) Mr. Northrup’s term as a Class II director will expire at the Annual Meeting after which he will no longer serve on the Board of Directors.
Directors who serve concurrently as a member of our Board of Directors and as an employee receive no additional compensation for their service as directors. During the fiscal year ended December 31, 2019, Mr. Arthur was our only director who served concurrently as an employee. See above for additional information about Mr. Arthur’s compensation.
The following table provides information regarding the aggregate number of shares subject to outstanding stock options held by non-employee directors as of December 31, 2019 except for Dr. McVicar whose information is provided above under “—Outstanding Equity Awards as of December 31, 2019.”

Name	Grant Date	Number of Shares Subject to Outstanding Stock Options (1)
Jonathan P. Northrup	9/10/2019	3,000
Tess Burleson	9/10/2019	3,000
Arnold C. Hanish	9/10/2019	3,000
Paul Lammers	9/10/2019	3,000
Bruce J. McCreedy	9/10/2019	3,000
(1)All stock options listed were vested as of December 31, 2019.
Directors who are also our employees receive no additional compensation for their service as directors. During the fiscal year ended December 31, 2019, Mr. Arthur was our only employee director. See above for additional information about Mr. Arthur’s compensation.

EXECUTIVE AND DIRECTOR COMPENSATION
Our executive officers (whom we refer to as the “named executive officers”), for the year ended December 31, 2019 were:
•David J. Arthur, our President and Chief Executive Officer;
•Mark J. Rosenblum, our Executive Vice President of Finance and Chief Financial Officer;
•Scott Jordan, our former Chief Business Officer; and
•William K. McVicar, the former Chief Executive Officer of Flex Pharma, Inc.
Dr. McVicar stepped down as Chief Executive Officer and terminated his employment with Salarius upon the completion of the Merger in July 2019.
Summary Compensation Table
The following table sets forth compensation for services rendered in all capacities to us for the years ended December 31, 2019 and 2018 for our named executive officers.

Name and Principal Position	Year	Salary		Bonus		Option Awards(1)		All Other Compensation		Total
David J. Arthur President and Chief Executive Officer	2019	$315,000		$—		$192,738		$10,500	(4)	$518,238
	2018	257,615	(2)	12,756	(3)	—		4,777	(4)	275,148
Mark J. Rosenblum Executive Vice President, Finance and Chief Financial Officer	2019	81,708		19,300		122,119		215,160	(5)	438,287
	2018	—		—		—		—		—
Scott Jordan(6) Former Chief Business Officer	2019	220,000		—		64,246		11,762	(9)	296,008
	2018	136,458	(7)	7,194	(8)	—		14,395	(9)	158,047
William K. McVicar(10) Former Chief Executive Officer of Flex Pharma, Inc.	2019	272,956	(11)	—		18,253	(12)	869,314	(13)	1,160,523
	2018	490,000	(11)	245,000	(11)	1,047,292	(11)	16,112	(11)	1,798,404
(1)We estimated the grant date fair value of stock options using the Black-Scholes option-pricing model computed in accordance with FASB ASC Topic 718. See Note 9 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions used in such valuation.
(2)Effective as of December 15, 2018, the board of managers of Private Salarius (as defined below) approved an increase in the annual base salary of Mr. Arthur from $255,120 to $315,000.
(3)Reflects a one-time discretionary bonus awarded by the board of managers of Private Salarius.
(4)Amount shown represents matching contribution by Salarius to Salarius’ 401(k) plan.
(5)Amount shown includes $191,917 in consulting fees and $21,476 in expense reimbursements paid to Mr. Rosenblum prior to his appointment as our Chief Financial Officer in September 2019, reflecting the terms of his consulting agreement and $1,767 in matching contribution by Salarius to Salarius’ 401(k) plan subsequent to Mr. Rosenblum’s employment on September 10, 2019.
(6)Mr. Jordan resigned from the Company effective April 30, 2020.
(7)Effective as of December 15, 2018, the board of managers of Private Salarius approved an increase in the annual base salary of Mr. Jordan from $185,000 to $220,000.
(8)One-time discretionary bonus awarded by the board of managers of Private Salarius.

(9)Includes $3,738 and $5,133 in 2018 and 2019, respectively, matching contributions by Salarius in its 401(k) plan and $10,657 and$6,629 for temporary living expenses in 2018 and 2019, respectively.
(10)Dr. McVicar’s employment was terminated on July 19, 2019 in connection with the Merger (as defined below) after which he was appointed to the board of directors of Salarius.
(11)Amount shown represent compensation that was paid to Dr. McVicar during his employment by Flex Pharma.
(12)Amount shown represents compensation that was paid to Dr. McVicar for his service on the Board of Salarius.
(13)Amount shown includes $15,000 cash compensation payments for Dr. McVicar’s service as a director of Salarius and the following payments related to Dr. McVicar’s services as CEO of Flex Pharma: a one-time $490,000 severance payments from his term as CEO of Flex Pharma; a one-time $300,000 change in control payment related to the Merger; $28,470 for accrued personal time off; and $35,844 in reimbursements for COBRA premiums.
Narrative to Summary Compensation Table
On July 19, 2019, Salarius (formerly known as Flex Pharma, Inc.), completed the merger (the “Merger”) of its wholly owned subsidiary, Falcon Acquisition Sub, LLC (“Merger Sub”), with and into Salarius Pharmaceuticals, LLC (“Private Salarius”), in accordance with the terms of the Agreement and Plan of Merger, dated January 3, 2019, among the Company, Merger Sub and Private Salarius. Prior to the Merger, Private Salarius’ board of managers reviewed compensation annually for all of its executive officers. Compensation awarded to named executive officers who were employed by Private Salarius in 2018 consisted of base salary and a one-time cash bonus, awarded at the discretion of the board of managers of Private Salarius.
Prior to the Merger, Dr. McVicar’s compensation was determined by the compensation committee of the board of directors of Flex Pharma. For the executive compensation of Private Salarius, the board of managers of Private Salarius considered compensation for comparable positions in the market, the historical compensation levels of its executives, individual performance as compared to its expectations and objectives, the desire to motivate its employees to achieve short- and long-term results, and a long-term commitment to Private Salarius. Private Salarius did not target a specific competitive position or a specific mix of compensation among elements of compensation.

There were no changes to executive officer compensation following the Merger in July 2019 except that Mr. Rosenblum joined the Company as its Chief Financial Officer on September 10, 2020, Dr. McVicar terminated services as an employee and Chief Executive Officer and Mr. Jordan executed a Separation Agreement on March 18, 2020.
In connection with the Merger, Salarius assumed Flex Pharma’s 2014 Equity Incentive Plan, 2015 Equity Incentive Plan, and 2015 Employee Stock Purchase Plan.

Outstanding Equity Awards at December 31, 2019
The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2019.

Name	Year	Number of securities underlying unexercised options that are exercisable	Number of securities underlying unexercised options that are unexercisable	Option exercise Price	Option expiration date	Number of Shares or Units That Have Not Vested(1)	Value of Shares or Units That Have Not Vested(2)
David J. Arthur	2019	—	30,000(3)	$8.00	9/10/2029	—	—
	2018	—	—	—	—	—	—
Mark J. Rosenblum	2019	—	19,008(3)	8.00	9/10/2029	—	—
	2018	—	—	—	—	—	—
Scott Jordan	2019	—	10,000(4)	8.00	9/10/2029	2,538(5)	9,594(5)
	2018	—	—	—	—	90(6)	39,807
William K. McVicar	2019	3,000(7)	—	8.00	9/10/2029	—	—
	2018	14,387(8)	—	33.75	6/14/2028	—	—
		10,000(8)	—	99.50	1/17/2028	—	—
	2017	2,000(8)	—	102.00	7/26/2027	—	—
		8,000(8)	—	84.25	5/26/2027	—	—
(1)For 2018, represents the Profits Interest Common Units in Salarius under the Profits Interest Common Unit Program, which generally vest ratably in quarterly installments over four years after the vesting commencement date. For 2019, includes unvested stock options and unvested common shares.
(2)For 2018, based on the fair market value of $454.87 per unit for a Profits Interest Common Unit with a Threshold Value of $8,746,800 and $442.30 per unit for a Profits Interest Common Unit with a Threshold Value of $10,043,939, each as determined pursuant to an independent valuation as of September 30, 2018. For 2019, based on grant date fair value of stock options using the Black-Scholes option-pricing model computed in accordance with FASB ASC Topic 718. See Note 9 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions used in such Black-Scholes valuation.
(3)Represents options of which 25% will become exercisable on September 30, 2020 with the remainder becoming exercisable in equal 1/12th installments on the last day of each calendar quarter thereafter.
(4)Represents forfeited options upon Mr. Jordan’s separation from the Company of which 25% were scheduled to become exercisable on September 30, 2020 with the remainder becoming exercisable in equal 1/12th installments on the last day of each calendar quarter thereafter.
(5)Represents 2,538 unvested common shares valued at fair market value of $3.78 on December 31, 2019.
(6)Represents 90.0 Profits Interest Common Units with a Threshold Value of $10,043,939 which are scheduled to vest on June 30, 2020.
(7)Represents options to purchase 3,000 shares of our common stock awarded to Dr. McVicar on September 10, 2019 for his service on our Board of Directors during 2019.
(8)Represents options to purchase shares of our common stock awarded to Dr. McVicar during his employment by Flex Pharma.
Agreements with Our Named Executive Officers and our Chief Financial Officer and Potential Payments Upon Termination or Change of Control
Below are descriptions of the employment agreements and offer letter agreements with our named executive officers. As more fully described below, the employment agreement between Dr. McVicar and Flex Pharma was entered into prior to the Merger and was terminated in connection with the Merger. The agreements with our current executive officers generally provide for at-will employment and set forth the executive officer’s initial base salary and eligibility for employee benefits. Furthermore, each of our executive officers has executed a form of our standard proprietary information and inventions assignment agreement.
Agreement with David J. Arthur
In February 2019, Private Salarius entered into an Amended and Restated Executive Employment Agreement with David J. Arthur, its Chief Executive Officer (the “Arthur Agreement”), which was assigned to Salarius effective as of the closing of the Merger. Under this employment agreement, Mr. Arthur is entitled to an annual base salary of $315,000, such salary which became effective on December 15, 2018. Mr. Arthur is also eligible to participate in, subject to applicable eligibility requirements, all of Salarius’ benefits plans and fringe benefits and programs that may be provided to executives of Salarius from time to time. In the event Salarius relocates during Mr. Arthur’s term as its chief executive officer, Salarius is obligated to reimburse him for relocation expenses of up to $100,000 of which $34,464.86 has already been paid by Salarius. Mr. Arthur’s employment agreement also contains a non-compete provision for a period of one year following the termination of his employment agreement, under which Mr. Arthur may not perform services for another entity in the specific area of the Company’s development or recruit or solicit Salarius’ employees or other service providers.
Agreement with Mark J. Rosenblum
On April 24, 2020, Salarius entered into an Executive Employment Agreement with Mark J. Rosenblum, its Executive Vice President of Finance and Chief Financial Officer (the “Rosenblum Agreement”). Under the Rosenblum Agreement, Mr. Rosenblum is entitled to an annual base salary of $265,000. Mr. Rosenblum is also eligible to participate in, subject to applicable eligibility requirements, all of Salarius’ benefits plans and fringe benefits and programs that may be provided to executives of Salarius from time to time.
Agreements with Scott Jordan.
In March 2020, Mr. Jordan entered into a Separation and Release Agreement with Salarius pursuant to which Mr. Jordan receive benefits and payments related to his resignation consisting of (i) a severance payment equal to eleven months of Mr. Jordan's current base salary and (ii) reimbursements for health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 until the earlier of (x) eleven months from the effective date of Mr. Jordan's resignation and (y) the date Mr. Jordan becomes covered under another employer group health plan. In February 2019, Private Salarius entered into a Second Amended and Restated Executive Employment Agreement with Scott Jordan, its chief business officer, which was assigned to Salarius effective as of the closing of the Merger. Under this employment agreement, Mr. Jordan was entitled to an annual base salary of $220,000, such salary which became effective on December 15, 2018.
Agreements with William McVicar
Flex Pharma entered into an executive employment agreement with Dr. McVicar in on April 17, 2017 (the “McVicar Agreement”) pursuant to which Dr. McVicar was to receive an annual base salary of $475,000, which is subject to increase by the Board, and was eligible for an annual bonus that targets 50% of his annualized base salary based upon an assessment of Dr. McVicar's performance and the attainment of targeted goals established by the board of directors of Flex Pharma. In connection with the Merger Flex Pharma entered into an amendment to the McVicar Agreement. Under the amendment, Dr. McVicar was be entitled to receive a lump sum cash bonus payment equal to $300,000 following a change in control event (as defined in the amendment) and full payment of his performance bonus for the fiscal year 2018 (50% of his then-current base salary). This bonus was paid on March 15, 2019. Salarius currently has no employment agreement with Dr. McVicar.
Potential Payments upon Termination or Change of Control
Both the Arthur Agreement and the Rosenblum Agreement, which Salarius refers to as the “Employment Agreements” or the “applicable Employment Agreement”, provide that, so long as the applicable executive executes a release and settlement agreement with Salarius, and subject to applicable withholdings, he would be entitled to receive a cash severance and an amount for premium payments under COBRA. Under the Arthur Agreement, the cash severance equal to 12 months under the Arthur Agreement and if Mr. Arthur elects continuation coverage under COBRA or state law equivalent or enrollment in an individual marketplace, Salarius will pay Mr. Arthur an amount equal to the 12 months’ worth of total premium payments (or until the date the executive secures reasonably comparable coverage with another employer, if sooner). Under the Rosenblum Agreement, the cash severance equal to 9 months and if Mr. Rosenblum elects continuation coverage under COBRA or state law equivalent or enrollment in an individual marketplace, Salarius will pay him an amount equal to the 9 months’ worth of total premium payments (or until the date the executive secures reasonably comparable coverage with another employer, if sooner). These payments to Mr. Arthur and Mr. Rosenblum are required to be made upon the following termination events:
•In the event Salarius or a successor entity terminates the executive’s employment for any reason other than a termination for Cause, or in connection with death, a permanent disability, or Salarius’ dissolution; and
•In the event that, within the 18-month period following a Change in Control of Salarius following a Change in Control of Salarius, Salarius or a successor entity terminates the executive’s employment for any reason other than a termination for Cause or in connection with death, a permanent disability, or Salarius’ dissolution, or if the executive terminates his employment for Good Reason.
The following definitions have been adopted in the Employment Agreements:
“for Cause” shall be determined by the board of managers by a majority vote (not including such employee with respect to an event related to him) and shall mean:
•any material breach, which is not cured within 30 days after written notice thereof, of the terms of the applicable Employment Agreement by the executive, or the failure of the executive to diligently and properly perform his duties, or the executive’s failure to achieve the objectives specified by the board of managers;
•the executive’s misappropriation or unauthorized use of the tangible or intangible property of Salarius, or any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation;
•any material failure to comply with company policies or any other policies and/or directives of the board of managers, which failure is not cured within 30 days after written notice thereof, provided that no cure period is available for a failure to comply with policies related to harassment, unlawful discrimination, retaliation or workplace violence;
•the executive’s use of illegal drugs or any illegal substance, or alcohol in any manner that materially interferes with the performance of his duties under the applicable Employment Agreement;
•any dishonest or illegal action (including, without limitation, embezzlement) or any other action by the executive which is materially detrimental to the interest and well-being of Salarius, including, without limitation, harm to its reputation;
•the executive’s failure to fully disclose any material conflict of interest he may have with Salarius in a transaction between Salarius and any third party which is materially detrimental to the interest and well-being of Salarius; or
•any adverse action or omission by the executive which would be required to be disclosed pursuant to public securities laws or which would limit the ability of Salarius or its affiliates to sell securities under any Federal or state law or which would disqualify Salarius or its affiliates from any exemption otherwise available to it.

“Good Reason” means the occurrence of any of the following actions taken by Salarius without the executive’s consent, but only if (a) the executive informs Salarius within 90 days of its occurrence that an event constituting Good Reason has occurred (b) Salarius fails to cure the event within 90 days of such notice, and (c) the executive terminates his employment within 6 months of the initial occurrence:
•for a period of twelve months immediately following a Change of Control, or the “Post-COC Period”, his salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced or diminished to less than an executive “C” level position (Chief Officer of the company in some significant policy making or implementing capacity); and as to Mr. Rosenblum, if at any time his salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced or diminished to less than an executive “C” level position;
•any time after the Post-COC Period, the executive’s salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced when compared to his duties and responsibilities immediately prior to Change of Control;
•Salarius materially breaches its obligations under the applicable Employment Agreement; or
•the executive is required to relocate by more than 50 miles outside the extraterritorial jurisdiction of Houston, Texas.
“Change in Control” means (i) a financing transaction or any transaction designed to raise money for Salarius’ continuing operations or any sale, exchange, transfer, or issuance, or related series of sales, exchanges, transfers, or issuances, of Salarius’ equity units by Salarius or any holder thereof, in which the holders of Salarius equity units immediately prior to such transaction or event no longer hold beneficial ownership of at least fifty percent (50%) of Salarius’ outstanding equity units immediately after any such transaction or event; or (ii) a significant transaction involving the out-licensing of Salarius’ lead clinical asset, a sale of substantially all of the assets of Salarius, or a liquidation or dissolution of Salarius.
Health and Welfare and Retirement Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision insurance plans and 401(k) plan (as described below), in each case on the same basis as all of our other employees. We currently do not contribute to a retirement plan on behalf of employees other than our 401(k) plan.
Nonqualified Deferred Compensation
None of our named executive officers participates in or has account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2019. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans that have not been approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders(1)	166,233.00	$34.42	25,145.00
Equity compensation plans not approved by stockholders	—	—	—
Total	166,233.00	$34.42	25,145.00
(1) Represents options outstanding that were issued or remain available under the 2015 Equity Incentive Plan and the 2015 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 31, 2020 regarding the number of shares of common stock and the percentage of common stock, beneficially owned by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each of our directors;
•each of our named executive officers; and
•and all of our current executive officers and directors as a group.
The percentage ownership is based on 13,666,453 shares of common stock outstanding on March 31, 2020. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or other securities that are either immediately exercisable or exercisable or vest within 60 days March 31, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, or securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd., Suite J-608, Houston, TX 77021.

	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Greater than 5% Stockholder:
Orin Hirschman(1)	1,217,390	8.9%
CVI Investments, Inc.(2)	804,347	5.9%
Director Nominee:
Jonathan Lieber	—	*
Named Executive Officers and Directors:
David J. Arthur (3)	83,721	*
Mark J. Rosenblum (4)	7,000	*
Scott Jordan(5)	30,340	*
Jonathan P. Northrup(6)	364,413	2.7%
Tess Burleson(7)	11,700	*
Arnold C. Hanish(8)	14,700	*
Paul Lammers(9)	9,974	*
Bruce J. McCreedy(10)	20,400	*
William K McVicar(11)	54,787	*
All current executive officers and directors as a group (9 persons)(12)	597,035	4.1%

*  Represents beneficial ownership of less than 1%.
(1)Based solely on information reported on a Schedule 13G filed by Mr. Orin Hirschman, AIGH Capital Management, LLC (“AIGH Management”) and AIGH Investment Partners, L.L.C. (“AIGH Partners” and, together with Mr. Hirschman and AIGH Management, “AIGH”) on February 13, 2020. AIGH Management is an advisor to AIGH Partners and Mr. Hirschman is the managing member of AIGH Management and president of AIGH Partners. The principal business address of AIGH is 6006 Berkeley Avenue, Baltimore, MD 21209.
(2)Based solely on information reported on a Schedule 13G filed by CVI Investments, Inc. (“CVI Investments”) and Heights Capital Management, Inc., (“HCM” and, together with CVI Investments, “CVI”) on February 14, 2020. HCM serves as the investment manager to CVI Investments. CVI disclaims any beneficial ownership of its shares, except for their pecuniary interest therein. The principal business address of CVI Investments is P.O. Box 309GT Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The principal business address of HCM is 101 California Street, Suite 3250, San Francisco, California 94111.
(3)Represents 81,546 shares of common stock and 2,175 warrants to purchase shares of common stock.
(4)Includes 7,000 shares of common stock.
(5)Includes 30,340 shares of common stock. Mr. Jordan has resigned from the Company effective April 30, 2020.
(6)Includes 352,713 shares of common stock, 8,700 warrants to purchase shares of common stock and 3,000 vested options to purchase shares of common stock. Mr. Northrup’s term as a Class II director will expire at the Annual Meeting after which he will no longer serve on the Board of Directors.
(7)Includes 4,350 shares of common stock, 4,350 warrants to purchase shares common stock and 3,000 vested options to purchase shares.
(8)Includes 7,350 shares of common stock, 4,350 warrants to purchase shares of common stock and 3,000 vested options to purchase shares of common stock.
(9)Includes 6,974 shares of common stock and 3,000 vested options to purchase shares of common stock.
(10)Includes 8,700 shares of common stock, 8,700 warrants to purchase shares of common stock and 3,000 vested options to purchase shares of common stock.
(11)Includes 8,700 shares of common stock, 8,700 warrants to purchase shares of common stock and 37,387 vested options to purchase shares of common stock.
(12)Includes 507,671 shares of common stock, 36,975 warrants to purchase common stock and 55,387 vested options to purchase shares of common stock.

CERTAIN RELATED-PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2019 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “Executive Compensation.”
Employment Agreements
We have entered into employment agreements and offer letter agreements with certain of our executive officers. See “Executive Compensation.”
Equity Awards to Executive Officers and Non-Employee Directors
We have granted equity awards to our executive officers and certain of our non-employee directors. For a description of options granted to our named executive officers and non-employee directors, see the section titled “Executive and Director Compensation—Outstanding Equity Awards at December 31, 2019” and “Information Regarding our Board of Directors and Corporate Governance—Non-Employee Director Compensation.”
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
Policies and Procedures for Transactions with Related Persons
We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.
Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our audit committee considers the relevant available facts and circumstances, which may include, but not limited to:
•the risks, costs, and benefits to us;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the terms of the transaction;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties.
Our audit committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

AUDIT COMMITTEE REPORT
The following report of the audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by Salarius under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The audit committee is a committee of the Board comprised solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The audit committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent registered public accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls as set forth in a written charter adopted by the Board, which is available on the Company’s website at http://www.Salarius.com. The composition and responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accountants are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accountants. In this context, the audit committee has met and held discussions with management and the independent registered public accountants. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.

The audit committee has discussed with the independent registered public accountants matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and approved by the SEC. In addition, the independent registered public accountants provided to the audit committee the written disclosures and letter from the independent registered public accountants as required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the audit committee concerning independence and has discussed such accountants’ independence from the Company and its management.

The audit committee has discussed with management the procedures for selection of consultants and fully considered whether those services provided by the independent registered public accountants are compatible with maintaining such accountants’ independence. The audit committee has discussed with the Company’s management and its independent registered public accountants, with and without management present, their evaluations of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the audit committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

In additional, the audit committee has selected Ernst & Young LLP as independent accountants to audit our books, records and accounts and our subsidiaries for the fiscal year ending December 31, 2020.

Mr. Arnold C. Hanish, Chair
Ms. Tess Burleson
Dr. Paul Lammers

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our audit committee, which is composed entirely of non-employee independent directors, has selected Ernst & Young LLP as independent accountants to audit our books, records, and accounts and our subsidiaries for the fiscal year ending December 31, 2020. Our Board has endorsed this appointment. Ratification of the selection of Ernst & Young LLP by stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the selection, our Board and the audit committee will reconsider whether or not to retain Ernst & Young LLP, but may retain Ernst & Young LLP. Even if the selection is ratified, the audit committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of Salarius Pharmaceuticals, Inc. and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
Current Independent Registered Public Account Firm Fees
The following table presents fees from professional audit services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the audit of our annual financial statements (including services performed for Flex Pharma) for the years ended December 31, 2019 and 2018, and fees billed for other services rendered by Ernst & Young LLP during those period as set forth below:

	Years Ended December 31,
Services Provided	2019	2018
Audit fees (1)	$ 165,000	$ 279,608
Audit-related fees (2)	27,000	—
Tax fees (3)	50,000	25,823
All other fees (4)	110,000	1,960
Total	$ 352,000	$ 307,391

(1) Consist of fees billed for professional services rendered for the audit of our annual financial statements and services provided in connection with our registration statements.
(2) Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements that are not reported under “audit fees.”
(3) Consist of fees billed for tax compliance, tax advice, tax planning and tax return preparation.
(4) Consist of fees billed for products and services, other than those described above under Audit fees and Tax fees.
Prior Independent Registered Public Accounting Firm Fees
Prior to the completion of the Transaction on July 19, 2019, our audit committee approved the dismissal of Weaver & Tidwell, L.L.P. (“Weaver”) as our independent registered public accounting firm and the Board engaged Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2019. Ernst & Young LLP had previously audited the financial statements of Flex Pharma beginning with the year ended December 31, 2014.
The report of Weaver & Tidwell, L.L.P. on our consolidated financial statements for the year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that our financial statements for the fiscal year ended December 31, 2018 expressed, in an explanatory paragraph, substantial doubt about our ability to continue as a going concern due to recurring losses, negative operating cash flows and an accumulated deficit.
During the years ended December 31, 2019 and 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Weaver & Tidwell, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Weaver & Tidwell, L.L.P. would have caused Weaver & Tidwell, L.L.P. to make reference thereto in its reports, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
During the years ended December 31, 2018 and 2017, and the subsequent interim period through July 18, 2019, neither Private Salarius nor anyone on its behalf consulted with Ernst & Young LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on Private Salarius’ financial statements, and neither a written report nor oral advice was provided to Private Salarius that Ernst & Young LLP concluded was an important factor considered by Private Salarius in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The following table presents fees for professional audit services rendered by Weaver, for the audit of our financial statements for the years ended December 30, 2019 and 2018, and fees billed for other services rendered by Weaver during those periods:

	Years Ended December 31,
Services Provided	2019	2018
Audit fees (1)	$ 134,780	$ 125,166
Audit-related fees (2)	—	—
Tax fees	—	—
All other fees (3s)	7,500	8,000
Total	$ 142,280	$ 133,166

(1) Represents the aggregate fees billed for professional services by Weaver and Tidwell, LLP for audit and quarterly review of our financial statements and review of our registration statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2) Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “audit fees.”
(3) Consist of fees billed for agreed upon procedures related to Private Salarius’ grant from the Cancer Prevention and Research Institute of Texas.
Audit Committee Pre-Approval Policies and Procedures
Our audit committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the audit committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services.
During the approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the registered public accountant. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with SEC rules and regulations.
Throughout the year, our audit committee reviews for any revisions to the estimates of audit and non-audit fees initially approved. Required Vote

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.
Required Vote
Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the voting power of the shares present and voting at the Annual Meeting. Abstentions are not considered votes cast and, therefore, will have no effect on the voting outcome. If your shares are held in street name, your broker or agent has discretionary authority to vote shares held through it in the absence of your instruction regarding how your shares should be voted. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.
OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2015 EQUITY INCENTIVE PLAN
Overview
The Flex Pharma 2015 Equity Incentive Plan (the "original Plan") is the primary plan for providing equity incentive compensation to eligible employees and non-employee directors, The Board believes that the Original Plan is in the best interest of stockholders and Salarius, as equity awards granted under the plan help to attract, motivate, and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with company performance, and maintain a culture based on employee stock ownership. Equity is a significant component of total compensation for our employees.
On July 19, 2019, Private Salarius completed the Merger with Flex Pharma pursuant to which it assumed the Original Plan. At the time of the July 19, 2019 Merger, the share reserve under the Original Plan was not increased. As a result, as of March 31, 2020 only 33,592 shares remain available for issuance under the Original Plan (representing only about 0.2% of our outstanding common stock as of March 31, 2019). The Board of Directors believes the current share reserve under the Original Plan is insufficient and limits the Board of Director’s ability to provide equity incentives that align the interests of our directors, executives and employees with those of our stockholders and limits our ability to attract and retain talented personnel.
In an effort to address the shortfall in the current share reserve under the Original Plan, on April 22, 2020, our Board of Directors approved the Salarius Pharmaceuticals, Inc. 2015 Equity Incentive Plan as amended and restated (the “Plan”), subject to the approval of our stockholders at the Annual Meeting to, among other things, provide a onetime increase to the number of shares available for issuance under the Plan. The Board of Directors believes that equity awards are a key element underlying its ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully and implement our growth plans.
The following summary of the principal features of the Plan is qualified in its entirety by reference to the Plan. A copy of the Plan has been filed with the SEC with this Proxy Statement as Appendix A. The Company’s stockholders should refer to the Plan for more complete and detailed information about the terms and conditions of the Plan. In the event that stockholders do not approve this proposal, the amended and restated Plan will not become effective and the Plan will continue in its current form.
Background and Purpose
Our Board of Directors and executive management believe that Salarius' successful performance depends on our ability to offer fair compensation packages to our professionals that are competitive with those offered by other life science businesses. The specialized nature of our business, the competitiveness of our market and the skills and importance of our employees make personnel retention critical. The ability to offer equity-based and incentive compensation to our professionals, which helps to align employee behavior with stockholder interests and provides a retention tool, is important to our future growth and success.
Our Board of Directors feels they have been judicious in the use of equity-based compensation under the “Original Plan” but the remaining shares under the “Original Plan” have been substantially depleted since implementation. Without approval of the amended and restated incentive Plan, our ability to provide market-competitive compensation to attract and retain the caliber of employees necessary to achieve superior performance is severely limited.
Our executive officers, directors, employees and consultants hold outstanding awards representing only about 2.5% of our outstanding common stock as of March 31, 2020. The Board of Directors believes that providing meaningful management and employee equity incentives (greater than 2.5% in the aggregate) aligns with its goal of increasing our share price and is aligned with shareholders interest. The purpose of the Plan is to (i) provide the Board of Directors with the ability to incentivize our employees, outside directors, and consultants with awards under the

Plan, thereby increasing their proprietary interest in the growth and success of our Company and (ii) to assist management in the recruitment, retention, and motivation of employees, outside directors, and consultants who are able to make material contributions to our long-term success and the creation of stockholder value.
The following summary of the principal features of the Plan is qualified in its entirety by reference to the Plan. A copy of the Plan has been filed with the SEC and is attached to this Proxy Statement as Appendix A. The Company’s stockholders should refer to the Plan for more complete and detailed information about the terms and conditions of the Plan. In the event that stockholders do not approve this proposal, the amended and restated Plan will not become effective and the Plan will continue in its current form.
Description of Amendment

The amended and restated Plan as approved by our Board of Directors and submitted for stockholder approval includes (i) a onetime increase in the maximum number of shares of common stock authorized for issuance over the term of the Plan by 1,300,000 shares (about 9.5% of our outstanding common stock as of March 31, 2019) and (ii) other changes as described in this proposal including, but not limited to revising certain provisions in the Plan to address the repeal of the performance-based compensation exception under Section 162(m) of the Code and revising the annual equity award limits and the incentive stock option limit set forth in the Plan.

The Plan contains the following important compensation and governance best practices:

•No single trigger accelerated vesting upon change in control. The Plan does not provide for automatic vesting of awards upon a change in control.

•Awards subject to forfeiture/clawback. Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which its securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Company may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•No liberal change in control definition. The change in control definition in the Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Plan to be triggered.

•No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Plan must have an exercise or strike price equal to or greater than the fair market value of a share of our common stock on the date the stock option or stock appreciation right is granted.

•Administration by independent committee. The Plan will be administered by the members of the Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.

•Material amendments require stockholder approval. Consistent with Nasdaq rules and regulations, the Plan requires stockholder approval of any material revisions to the Plan. In addition, certain other amendments to the Plan require stockholder approval.

•Limit on non-employee director awards and other awards. The maximum number of shares subject to stock awards granted under the Plan or otherwise during any calendar year to any our non-employee directors, taken together with any cash fees paid to such non-employee director during such calendar year for service on our Board of Directors, may not exceed $350,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). The Plan also contains other annual per-participant limits on stock options, stock appreciation rights, and performance-based stock awards.

•Under the Plan, subject to adjustment in connection with certain changes to the Company’s capitalization, no participant will be eligible to be granted awards under the Plan during any calendar year more than (i) a maximum of 500,000 shares of our common stock subject to stock options and stock appreciation rights and (ii) a maximum of 300,000 shares of our common stock subject to performance stock awards.

•Setting meaningful performance goals. The ability of the Compensation Committee to set meaningful performance goals under the Plan has been expanded since a fixed, itemized list is no longer required due to the repeal of the performance-based compensation exception under Section 162(m) of the Code.

Request for Additional Shares, Dilution, and Overhang

To provide the Company the flexibility to address its future equity compensation needs, the Company is requesting that stockholders approve the amended and restated Plan to make an additional 1,300,000 shares available for grant. Option grant levels for the preceding three fiscal years have averaged approximately 90,000 stock options per year. After giving effect to the new grant authority of 1,300,000 shares, the pro forma overhang percentage as of December 31, 2019 would be approximately 10%.

The following table shows our burn rate, dilution, and overhang metrics since the Merger:

Key Equity Metrics	2019(4)
Equity Burn Rate (1)	3%
Dilution (2)	4%
Overhang (3)	4%

(1)Equity Burn Rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted average number of shares outstanding during the year.
(2)Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the year by the number of shares outstanding at the end of the year.
(3)Overhang is calculated by dividing (a) the sum of (i) the number of shares subject to equity awards outstanding at the end of the year and (ii) the number of shares available for future grants by (b) the sum of (i) the number of shares outstanding at the end of the year and (ii) the number of shares subject to equity awards outstanding at the end of the year and (iii) the number of shares available for future grants.
(4)Information is presented for Salarius for the period beginning on July 18, 2019 and ending December 31, 2019.

As of March 31, 2020, there were 338,233 shares of our common stock subject to outstanding awards, 33,592 shares of our common stock authorized and available for future grant under the Plan and approximately 13.7 million total shares outstanding. As of March 31, 2020, 6,187 shares had been issued upon exercise of options granted under the Plan and no shares have been issued as restricted stock unit awards that are fully vested or upon vesting of restricted stock units.

Key Considerations for Requesting Additional Shares
When considering the number of shares to add to the amended and restated Plan, the Compensation Committee reviewed, among other things:

•the potential dilution to the Company’s current shareholders as measured by burn rate, dilution, and overhang;
•our executive officers, directors, employees and consultants hold outstanding awards representing only about 2.5% of our outstanding common stock as of March 31, 2020;
•projected future share usage and projected future forfeitures;
•that, as of the March 31, 2020, 33,592 shares remained available for issuance under the Plan representing 0.2% of our outstanding common stock; and
•the Board believes that providing meaningful management and employee equity incentives (greater than 2.5%) aligns with its goal of increasing our share price and is aligned with shareholder interests.
The projected future usage of shares for long-term incentive awards under the Plan was reviewed under scenarios based on a variety of assumptions. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Plan while minimizing stockholder dilution.
The Plan

The Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property. All employees (including officers) and directors of the Company or any subsidiary and any consultant who performs services for the Company or a subsidiary are eligible to purchase shares of common stock and to receive awards of shares or grants of nonstatutory stock options, stock units, and stock appreciation rights. Only employees are eligible to receive grants of incentive stock options.

As of December 31, 2019, eight officers and employees, approximately five consultants and six non-employee directors were eligible to be considered to participate and to receive awards under the Plan.

Shares Available for Awards

Subject to adjustment for specified changes in the Company’s capitalization, the aggregate number of shares of our common stock that may be issued under the amended and restated Plan, or the Share Reserve, will not exceed 1,806,995 shares, which number has been adjusted for the reverse stock split on July 22, 2019 (the “Reverse Stock Split”) and is the sum of (i) 152,370 shares, plus (ii) the number of shares that remained available for future grant under the Flex Pharma, Inc. 2014 Equity Incentive Plan (the “Prior Plan”) as of the date of the underwriting agreement that Flex Pharma entered into with the underwriter(s) managing the initial public offering of its common stock in January 2015, pursuant to which the common stock was priced for the initial public offering (the “Flex Pharma IPO Date”) adjusted for the Reverse Stock Split, plus (iii) the number of shares subject to outstanding stock awards that were granted under the Prior Plan that, from and after the Flex Pharma IPO Date, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to meet a contingency or condition required to vest such shares, or are reacquired, withheld or not issued to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award, if any, as such shares become available from time to time, adjusted for the Reverse Stock Split, plus (iv) 1,300,000 new shares. In addition, the share reserve has automatically increased on January 1st of each year since (and including) January 1, 2016 and will continue to automatically increase on January 1st of each year, for a period of not more than five years, ending on (and including) January 1, 2025, in an amount equal to 4% of the shares of our common stock outstanding on December 31st of the preceding calendar year; however our Board of Directors may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of our common stock than would otherwise occur pursuant to the automatic increase.

The following shares of our common stock will become available again for issuance under the Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares reacquired by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award.

Award Limits

Under the Plan, subject to adjustment for specified changes in the Company’s capitalization, no participant will be eligible to be granted awards under the plan during any calendar year more than: (i) a maximum of 500,000 shares of our common stock subject to stock options and stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of a share of our common stock on the date of grant; and (ii) a maximum of 300,000 shares of our common stock subject to performance stock awards.

Non-Employee Director Compensation Limit

Under the Plan, the maximum number of shares of our common stock subject to stock awards granted under the Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for services on our Board of Directors, will not exceed $350,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

Administration

The Plan will be administered by our Board of Directors, which may in turn delegate authority to administer the Plan to a committee. Our Board of Directors has delegated concurrent authority to administer the Plan to the Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to the Compensation Committee. Our Board of Directors and the Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal No. 3. Subject to the terms of the Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

The plan administrator has the authority to modify outstanding awards under our plan, with the consent of any adversely affected participant. Subject to the terms of the plan, the Plan Administrator has the authority to reduce the exercise, purchase, or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash, or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles.
Stock Options

Stock options may be granted under the Plan pursuant to stock option agreements. The Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Plan may not be less than 100% of the fair market value of our common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s service relationship with the Company or any of its affiliates, referred to in this Proposal No. 3 as continuous service, terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service is terminated for cause (as defined in the Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any of our common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to the Company; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to the Company of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Plan may be subject to different vesting schedules as the Plan Administrator may determine. In addition, the Plan provides that stock options may include a provision whereby the participant may elect to exercise the stock option as to any part or all of the shares of our common stock subject to the stock option prior to the full vesting of the stock option, following which any unvested shares may be subject to a repurchase right in favor of the Company.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the

Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of the Company’s stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of The Company’s total combined voting power or that of any affiliate unless the following conditions are satisfied:

•the exercise price of the ISO must be at least 110% of the fair market value of our common stock subject to the ISO on the date of grant; and

•the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for specified changes in capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Plan is 3,613,992 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of our common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the participant’s services performed for the Company or any of its affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by the Company.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with the Company or one of its affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The Plan allows the Company to grant performance stock and cash awards. A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.

Performance goals under the Plan will be based on any performance criteria selected by the Plan Administrator. In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan and by which the share reserve may increase automatically each year; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any participant pursuant to award limits; (iv) the class and maximum number of shares that may be awarded to any non-employee director; and (v) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction

In the event of a corporate transaction or a change in control (as defined in the Plan and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the corporate transaction, unless otherwise provided in the instrument evidencing the stock award, in any other written agreement between the Company or one of its affiliates and the participant or in the Company’s director compensation policy, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award:

•arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to the Company’s stockholders pursuant to the corporate transaction);

•arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

•accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the corporate transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the corporate transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the corporate transaction; provided, however, that the Plan Administrator may require participants to complete and deliver to the Company a notice of exercise before the effective date of a corporate transaction, which is contingent upon the effectiveness of the corporate transaction;

•arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the stock award;

•cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, and pay such cash consideration (including no consideration) as the Plan Administrator may consider appropriate; and

•make a payment, in such form as may be determined by our Board of Directors equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

In the event of a corporate transaction, unless otherwise provided in the instrument evidencing a performance cash award or any other written agreement between the Company or one of its affiliates and the participant, or unless otherwise provided by the Plan Administrator, all performance cash awards will terminate prior to the effective time of the corporate transaction.

For purposes of the Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of the Company’s consolidated assets; (ii) a sale or other disposition of more than 50% of the Company’s outstanding securities; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the Plan and described below) as may be provided in the participant’s stock award agreement, in any other written agreement with the Company or one of its affiliates or in any director compensation policy, but in the absence of such provision, no such acceleration will occur.

For purposes of the Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, the Company’s securities representing more than 50% of the combined voting power of the Company’s then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, the Company’s stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction; (iii) the stockholders or the board of the Company approve a plan of complete dissolution or liquidation, or a complete dissolution or liquidation will otherwise occur, except for a liquidation into a parent corporation; (iv) there is consummated a sale or other disposition of all or substantially all of the Company’s consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such sale or other disposition; or (v) a majority of our Board of Directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the Plan at any time. However, except as otherwise provided in the Plan or an award agreement, no amendment or termination of the Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.

The Company will obtain stockholder approval of any amendment to the Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Plan after the tenth anniversary of the date the Plan was originally adopted by the Flex Pharma, Inc. Board of Directors.

New Plan Benefits

The amended and restated Plan does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on shareholder approval of the amended and restated Plan. Therefore, all future awards to executive officers, employees, consultants, and non-employee directors of the Company under the amended and restated Plan are discretionary and cannot be determined at this time.

Historical Plan Benefits

The following table sets forth, for each of the individuals and groups indicated, the number of shares subject to stock options granted under the Plan since the Plan’s inception. No stock options have been granted under the Plan to any associate of any of our directors (including nominees) or executive officers. No person received 5% or more of the total stock options granted under the Plan since its inception.

Name and Principal Position	Number of Shares Underlying Stock Options Granted (1)
David J. Arthur, President and Chief Executive Officer(2)	90,000
Mark J. Rosenblum, Executive Vice President of Finance and Chief Executive Officer	49,008
Scott Jordan, former Chief Business Officer	10,000
William K. McVicar, Chairman of the Board and former Chief Executive Officer of Flex Pharma, Inc.	43,387
Tess Burleson	9,000
Arnold C. Hanish	9,000
Paul Lammers	9,000
Bruce McCreedy(2)	9,000
Jonathan P. Northrup	9,000
All current executive officers as a group (2 persons)	139,008
All current non-employee directors as a group (6 persons) (3)	88,387
All current non-executive officer employee group	—
(1)These share numbers do not include shares underlying options that were granted but were subsequently forfeited or expired unexercised.
(2)Mr. Arthur, and Dr. McCreedy are also nominees for election as a director.
(3)Includes options granted to Dr. McVicar while he was the Chief Executive Officer of Flex Pharma, Inc.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Plan. The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Vote Required

Approval of the 2015 Equity Incentive Plan as amended and restated requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF OUR AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN.

PROPOSAL 4: APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Overview
On April 22, 2020, our Board of Directors approved the Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan as amended and restated (the “ESPP”), subject to the approval of our stockholders at the Annual Meeting. The amended and restated ESPP, among other things, increases the minimum number of shares of common stock that are added to the ESPP’s share reserve on an annual basis. The Board of Directors believes that providing an increased number of shares available for purchase under the ESPP will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders.
Prior to the amendment and restatement, the annual increase in the number of shares authorized for issuance on January 1 of each year was equal to the lesser of (i) 1% of the outstanding shares on December 31st of the preceding calendar year, (ii) 40,000 shares (which number has been adjusted for the reverse stock split on July 22, 2019), or (iii) any lesser number approved by our Board of Directors (the “evergreen provision”). The approval of this amendment and restatement of the ESPP will increase the fixed number of shares in item (ii) of the evergreen provision from 40,000 shares to 100,000 shares for each annual increase occurring after the date the stockholders approve the amendment and restatement.
The current 40,000 annual share limit represents only about 0.3% of the outstanding common shares as of March 31, 2020. The Company believes that increasing this amount to 100,000 shares annually, or approximately 0.7% of the outstanding common shares as of March 31, 2020, provides employees the opportunity to purchase a greater and more meaningful ownership position in Salarius. The Board believes that providing an increased number of shares available for purchase under the ESPP will further align the interests of eligible employees with those of the Company’s stockholders.
Per the terms of the ESPP, the evergreen provision is set to expire after the last annual increase on January 1, 2024, and the amendment and restatement of the ESPP does not change or extend such end date. The amendment and restatement also does not change the percentage by which the number of shares authorized for issuance under the ESPP may increase under the evergreen provision, which will remain at 1%.
Under the ESPP, shares of common stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of common stock during periodic offering periods. The Board believes that the ESPP will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders.
Purpose of the Request for Approval
The ESPP is an important component of the overall compensation package we offer to our employees and our ability to attract and retain employees would be harmed if we could no longer offer shares of our common stock under the ESPP. The amendment and restatement ensures that we will have a sufficient reserve of shares of common stock available under the ESPP to provide eligible employees with the opportunity to acquire a stock ownership interest in the Company through participation in a payroll deduction-based employee stock purchase plan. As of March 31, 2020, there were approximately 81,022 shares available for issuance under the ESPP, which are not expected to be sufficient to satisfy our equity needs for future offerings under the ESPP. If this amendment and restatement is approved to increase the fixed share limit on the evergreen provision to 100,000 shares, it is expected there will be sufficient shares available under the ESPP to satisfy our equity needs for offerings under the ESPP.
Approximately 81,022 shares are currently available under the ESPP which represent an overhang of approximately 0.6% based on the number of the Company’s 13,666,453 outstanding shares of common stock as of March 31, 2020. We calculate overhang as the total of (a) shares available for issuance under the ESPP, dividend by (b) the total number of common shares outstanding and the shares available for issuance under the ESPP. Under the amended and restated ESPP, the 60,000 additional shares by which the annual fixed share limit under the evergreen provision will be increased represents approximately 0.44% of outstanding common shares as of March 31, 2020, and the new aggregate fixed share limit of 100,000 shares under the evergreen provision represents approximately 0.73% of shares outstanding common shares as of March 31, 2020 (which is less than the 1% increase percentage under the evergreen provision).
The ESPP is broad-based and provides eligible employees the opportunity to acquire a stock ownership interest in the Company through periodic payroll deductions directly from eligible earnings that are applied towards the purchase of our shares of common stock at a discount from the then current market price. The ESPP does not provide for discretionary grants. As discussed in more detail below, the ability to purchase shares under the ESPP is limited. As of March 31, 2019, approximately 8 employees of the Company and its subsidiaries were eligible to participate in the ESPP.
If our stockholders do not approve this proposal, the amendment and restatement of the ESPP will not become effective and the ESPP will continue in its current form.
The purpose of the ESPP is to provide a means by which the Company’s employees may be given an opportunity to purchase shares of our common stock to assist the Company in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the Company’s success. The rights to purchase shares of our common stock granted under the ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the U.S. Internal Revenue Code (the “Code”).
Key Considerations for Requesting Additional Shares
In determining the number of shares to be authorized under the ESPP, the Board considered the following principal factors:
•As of the Record Date, 81,022 shares remained available for purchase under the ESPP and the annual evergreen replenishment will likely remain at 40,000 shares unless the amended and restated ESPP is approved by shareholders.
•The 40,000 shares that would be added under the current annual evergreen replenishment represents only about 0.3% of the outstanding shares as of March 31, 2020 and employee stock purchases raise capital for the Company while further incentivizing Employees to increase shareholder value by increasing the share price.
•Employees may purchase up to the lesser of $25,000 in Company stock per year, or 10,000 shares on any purchase date but the current annual minimum increase limits the potential for employee purchases. Increasing the annual minimum addition to the ESPP supports increased and continued employee stock purchases.
Summary Description of the ESPP
The material features of the ESPP, as amended and restated, are described below. The following summary of the principal features of the ESPP is qualified in its entirety by reference to the ESPP. A copy of the ESPP has been filed with the SEC and is attached to this Proxy Statement as Appendix B. The Company’s stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP.
Administration
The Board will have the power to administer the ESPP and may also delegate administration of the ESPP to a committee comprised of one or more members of its board of directors. The Board has delegated concurrent authority to administer the ESPP to its compensation committee, but may, at any time, revest in itself some or all of the power delegated to the committee. The Board and the compensation committee will each be considered to be a “Plan Administrator” for purposes of this proposal. The Plan Administrator has the final power to construe and interpret both the ESPP and the rights granted under it. The Plan Administrator has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase our Common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary companies will be eligible to participate in the ESPP.
Stock Subject to ESPP
Subject to adjustment for specified changes in the Company’s capitalization, the maximum number of shares of our Common stock that may be issued under the ESPP will not exceed 30,000 shares of Common Stock, which number has been adjusted for the reverse stock split on July 22, 2019 (the “Reverse Stock Split”), plus the number of shares of common stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on January 1 following the effective date of the ESPP and ending on (and including) January 1, 2024, in an amount equal to the lesser of (i) 1% of the total number of shares outstanding on December 31st of the preceding calendar year, and (x) 40,000 shares, which number has been adjusted by the Reverse Stock Split, for any such increase occurring prior to the date of the 2020 Annual Meeting, and (y) 100,000 shares for any such increase occurring on or following the date of the 2020 Annual Meeting; provided, that prior to the date of any annual increase, the Plan Administrator may determine that such increase will be less than the amount set forth in clauses (i) or (ii). If any rights granted under the ESPP terminate without being exercised in full, the shares of common stock not purchased under such rights again become available for issuance under the ESPP. The shares of common stock issuable under the ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by the Company on the open market.
Offerings
The ESPP will be implemented by offerings of rights to purchase common stock to all eligible employees. The Plan Administrator will determine the duration of each offering period, provided that in no event may an offering period exceed 27 months. The Plan Administrator may establish separate offerings which vary in terms (although not inconsistent with the provisions of the ESPP or the requirements of applicable laws). Each offering period will have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of common stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our common stock, subject to certain limitations (which are described further below under “Eligibility”).
The Plan Administrator has the discretion to structure an offering so that if the fair market value of a share of common stock on any purchase date during the offering period is less than or equal to the fair market value of a share of common stock on the first day of the offering period, then that offering will terminate immediately following the purchase of shares of common stock on such purchase date, and the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date.
At present, under our current offering terms shares are offered under the ESPP through a series of consecutive offering periods, each with a duration of 6 months. Offering periods currently commence on May 4 and November 4 each year, and each consists of a single 6-month purchase period. Each option granted under the ESPP will automatically be exercised on the last day of each purchase period that occurs during the offering period with respect to which it was granted.
Eligibility

Any individual who is employed by the Company (or by any of its parent or subsidiary companies if such company is designated by the Plan Administrator as eligible to participate in the ESPP) may participate in offerings under the ESPP, provided such individual has been employed by the Company (or its parent or subsidiary, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. At present, under our current offering terms eligible employees must be employed for a continuous period of at least four weeks immediately prior to the start of an offering to participate in the offering. In addition, the Plan Administrator may provide that an employee will not be eligible to be granted purchase rights under the ESPP unless such employee is customarily employed for more than 20 hours per week and five months per calendar year, which is the practice at present under our current offering terms. The Plan Administrator may also provide in any offering that certain of the Company’s employees who are “highly compensated” as defined in the Code are not eligible to participate in the ESPP.
No employee will be eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of the Company’s stock or of any of the Company’s parent or subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) under all of the Company’s employee stock purchase plans and any employee stock purchase plans of the Company’s parent or subsidiary companies for each calendar year during which such rights are outstanding.
Participation in the ESPP
An eligible employee may enroll in the ESPP by delivering, prior to the date selected by the Plan Administrator as the beginning of an offering period, an agreement authorizing contributions which may not exceed the maximum amount specified by the Plan Administrator, but in any case which may not exceed 15% of such employee’s earnings during the offering period. At present, under our current offering terms, the maximum amount of each participant’s contributions may not exceed 15% of the participant’s earnings during the offering period. Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically at the end of each purchase period at the applicable purchase price.
Purchase Price
The purchase price per share at which shares of Common stock are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of common stock on the purchase date. As of March 31, 2020, the closing price of the Company’s common stock as reported on The Nasdaq Capital Market was $0.68 per share.
Payment of Purchase Price; Payroll Deductions
The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change his or her rate of contributions, as determined by the Plan Administrator in the offering. All contributions made for a participant are credited to his or her account under the ESPP and deposited with the Company’s general funds.
Purchase Limits
In connection with each offering made under the ESPP, the Plan Administrator may specify (i) a maximum number of shares of common stock that may be purchased by any participant pursuant to such offering, (ii) a maximum number of shares of common stock that may be purchased by any participant on any purchase date pursuant to such offering, (iii) a maximum aggregate number of shares of Common stock that may be purchased by all participants pursuant to such offering, and/or (iv) a maximum aggregate number of shares of common stock that may be purchased by all participants on any purchase date pursuant to such offering. At present, under our current offering standards no participant may purchase more than 10,000 shares on any purchase date under an offering, subject to the limit on the shares available under the ESPP. If the aggregate purchase of shares of common stock issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner.
Withdrawal
Participants may withdraw from an offering by delivering a withdrawal form to the Company and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, the Company will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the ESPP.
Termination of Employment
A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by the Company or any of its parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, the Company will distribute to the participant his or her accumulated but unused contributions without interest.
Restrictions on Transfer
Rights granted under the ESPP are not transferable except by will, by the laws of descent and distribution, or if permitted by the Company, by a beneficiary designation. During a participant’s lifetime, such rights may only be exercised by the participant.
Changes in Capitalization
In the event of certain changes in the Company’s capitalization, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the ESPP; (ii) the class(es) and maximum number of securities by which the share reserve it to increase automatically each year; (iii) the class(es) and number of securities subject to, and the purchase price applicable to, outstanding offerings and purchase rights; and (iv) the class(es) and number of securities that are the subject of any purchase limits under each ongoing offering.
Effect of Certain Corporate Transactions
In the event of a corporate transaction (as defined in the ESPP and described below), (i) any surviving or acquiring corporation (or its parent company) may assume or continue outstanding purchase rights granted under the ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the corporate transaction) for such outstanding purchase rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding purchase rights or does not substitute similar rights for such outstanding purchase rights, then the participants’ accumulated contributions will be used to purchase shares of common stock within ten business days prior to the corporate transaction under such purchase rights, and such purchase rights will terminate immediately after such purchase.
For purposes of the ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of the Company’s and its subsidiaries’ consolidated assets; (ii) a sale or other disposition of at least 90% of the Company’s outstanding securities; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of its common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction.
Duration, Amendment and Termination
The Plan Administrator may amend or terminate the ESPP at any time. However, except in regard to certain capitalization adjustments, any such amendment must be approved by the Company’s stockholders if such approval is required by applicable law or listing requirements.
Any outstanding purchase rights granted before an amendment or termination of the ESPP will not be materially impaired by any such amendment or termination, except (i) with the consent of the employee to whom such purchase rights were granted, (ii) as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment.
Federal Income Tax Information
The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Rights granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.
If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.
If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).
Plan Benefits
Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. In addition, we have not granted any purchase rights under the ESPP that are subject to stockholder approval of this proposal. The first offering under the ESPP will commence on May 4, 2020, and as of March 31, 2020, none of our employees have purchased any shares of common stock under the ESPP. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the ESPP, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for the fiscal year ended December 31, 2019 if the ESPP had been in effect, are not determinable. No non-employee directors will be eligible to participate in the ESPP.
Required Vote
Approval of the ESPP as amended and restated requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote.
The Board believes that approval of the amendment and restatement of the ESPP will promote the Company’s interests and the interests of its stockholders and continue to enable the Company to attract, retain and reward persons important to its success.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT COMPANY STOCKHOLDERS VOTE “FOR” PROPOSAL 4 TO APPROVE THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND SET FORTH IN APPENDIX B HERETO.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
If a stockholder wishes to present a proposal to be included in our proxy statement for the 2021 annual meeting of stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by the Secretary no later than December 31, 2020. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by certified mail (return receipt requested) to our Secretary at 2450 Holcombe Blvd., TMC – Innovation Suite X, Houston, TX 77021.
A stockholder proposal not included in our proxy statement for the 2021 annual meeting of stockholders will be ineligible for presentation at the 2021 annual meeting of stockholders unless the stockholder gives timely notice of the proposal in writing to the Secretary at the principal executive offices of Salarius Pharmaceuticals, Inc. in accordance with our bylaws. Under our bylaws, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, us not more than 120 days nor less than 90 days prior to the first anniversary date of the proxy statement provided in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting of stockholders is more than 30 days before or after the anniversary date of the previous year’s annual meeting, we must receive the stockholder’s notice not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day after the day on which we first make public announcement of the date of such meeting.
The stockholder’s notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares of our securities that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, please submit a request to our Secretary at 2450 Holcombe Blvd., Suite J-608, Houston, TX 77021 and we will promptly send you what you have requested.

OTHER MATTERS
Our Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.
At the date of this mailing, the COVID-19 coronavirus continues to spread around the world and throughout the United States, including Texas. We are facing an unpredictable and volatile situation with respect to the progress of this deadly virus, which has been classified as a global pandemic. The health and safety of our stockholders and employees are of paramount concern to our Board and management.
While the Annual Meeting with be held in virtual meeting format only this year in light of COVID-19, and while we believe that the virtual meeting format will expand stockholder access and participation and improve communications, we have not decided if we will use a virtual meeting only format for future meetings. We appreciate your continued support, and we hope that you and yours will stay safe and healthy.
Whether or not you intend to attend the Annual Meeting, we urge you to submit your signed proxy promptly.

By:	/s/ David J. Arthur
David J. Arthur
President and Chief Executive Officer
April 29, 2020
A copy of Salarius’ Annual Report on Form 10-K for the year ended December 31, 2019 is available without charge upon written request to: Salarius Pharmaceuticals, Inc. at 2450 Holcombe Blvd., Suite J-608, Houston, TX 77021, Attention: Investor Relations. We will provide copies of exhibits to the Annual Report on Form 10-K, if requested, but will charge a reasonable fee per page to any requesting stockholder. The request must include a representation by the stockholder that as of April 22, 2020, the stockholder was entitled to vote at the Annual Meeting.

APPENDIX A
SALARIUS PHARMACEUTICALS, INC.
2015 EQUITY INCENTIVE PLAN
As Amended and Restated effective as of June [__], 2020

1.GENERAL.
(a)Successor to and Continuation of Prior Plan.  The Plan is the successor to and continuation of the Flex Pharma, Inc. 2014 Equity Incentive Plan (the “Prior Plan”).  From and after 12:01 a.m. Eastern time on the Flex Pharma IPO Date, no additional stock options will be granted under the Prior Plan.  All Awards granted on or after 12:01 a.m. Eastern time on the Flex Pharma IPO Date will be granted under this Plan. All stock options granted under the Prior Plan will remain subject to the terms of the Prior Plan.
(i)Any shares that remained available for future grants under the Prior Plan as of 12:01 a.m. Eastern time on the Flex Pharma IPO Date (the “Prior Plan’s Available Reserve”) ceased to be available under the Prior Plan at such time.  Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve was added to the Share Reserve (as further described in Section 3(a) below) and then immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.
(ii)In addition, from and after 12:01 a.m. Eastern time on the Flex Pharma IPO Date, with respect to the aggregate number of shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (1) expire or terminate for any reason prior to exercise or settlement; (2) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (3) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) have been and will continue to immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such a share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.
(b)Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Awards.
(c)Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(d)Purpose.  The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.ADMINISTRATION.
(a)Administration by Board.  The Board will administer the Plan.  The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v)To suspend or terminate the Plan at any time.  Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law.  If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.  Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi)To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2)  Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c)Delegation to Committee.
(i)General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable).  Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable).  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance.  The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)Delegation to an Officer.  The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority.  The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 12(w)(iii) below.
(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.SHARES SUBJECT TO THE PLAN.
(a)Share Reserve.
(i)Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 1,806,995 shares (the “Share Reserve”), which number has been adjusted for the reverse stock split on July 22, 2019 (the

“Reverse Stock Split”) and is the sum of (i) 152,370 shares, plus (ii) the number of shares subject to the Prior Plan’s Available Reserve adjusted for the Reverse Stock Split, plus (iii) the number of shares that are Returning Shares adjusted for the Reverse Stock Split, as such shares become available from time to time, plus (iv) 1,300,000 new shares.
(ii)The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2016 and ending on (and including) January 1, 2025, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year.  Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(iii)For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.  As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.
(iv)Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)Reversion of Shares to the Share Reserve.  If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.  If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan.  Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.
(c)Incentive Stock Option Limit.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 3,613,992 shares of Common Stock.
(d)Award Limitations.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the following limitations shall apply.

(i)A maximum of 500,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year.
(ii)A maximum of 300,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).
(e)In addition, the maximum number of shares subject to awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid to such non-employee Director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any award granted in a previous fiscal year).
(f)Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.ELIGIBILITY.
(a)Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b)Ten Percent Stockholders.  A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate.  All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b)Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted.  Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code.  Each SAR will be denominated in shares of Common Stock equivalents.
(c)Purchase Price for Options.  The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment.  The permitted methods of payment are as follows:
(i)by cash, check, bank draft or money order payable to the Company;
(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.  Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)Exercise and Payment of a SAR.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR.  The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date.  The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)Transferability of Options and SARs.  The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)Restrictions on Transfer.  An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant.  The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws.  Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2).  If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)Vesting Generally.  The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal.  The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options or SARs may vary.  The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.
(h)Extension of Termination Date.  If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.  In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)Disability of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)Death of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement.  If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.  To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6.PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)Restricted Stock Awards.  Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate.  To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical.  Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)Dividends.  A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical.  Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award.  The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)Performance Awards.
(i)Performance Stock Awards.  A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)Performance Cash Awards.  A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the completion of a specified period of Continuous Service.  At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion.  The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii)Board Discretion.  The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Goals it selects to use for a Performance Period.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(d)Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6.  Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.COVENANTS OF THE COMPANY.
(a)Availability of Shares.  The Company will keep available the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.MISCELLANEOUS.
(a)Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights.  Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award.  In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Option holder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the

Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)Withholding Obligations.  Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code.  Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company.  The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)Compliance with Section 409A of the Code.  Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.  If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award

Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement.  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l)Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
9.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)Corporate Transaction.  The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.  In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;
(iv)arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, such payment may be zero if the value of such property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d)Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
10.PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.
The Board may suspend or terminate the Plan at any time.  No Incentive Stock Options may be granted after the tenth anniversary of the date the Plan was originally adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
11.CHOICE OF LAW.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
12.DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)“Award” means a Stock Award or a Performance Cash Award.
(c)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d)“Board” means the Board of Directors of the Company.
(e)“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(f)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(g)“Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(h)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Effective Date, either an executive officer or a Director and/or any entity in which such executive officer or Director has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “Executive Officer or Director Entities”) or on account of the Executive Officer or Director Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the Executive Officer or Director Entities;
(iii)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the Executive Officer or Director Entities;
(iv)the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or
(v)individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board;  provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the

Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(i)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(k)“Common Stock” means the common stock of the Company, having one vote per share.
(l)“Company” means Salarius Pharmaceuticals, Inc., a Delaware corporation.
(m)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.  Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(n)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors.  Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(o)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(p) “Director” means a member of the Board.
(q)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)“Effective Date” means June 19, 2020, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.
(s)“Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t)“Entity” means a corporation, partnership, limited liability company or other entity.
(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(w)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x)“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y) “Flex Pharma IPO Date” means the date of the underwriting agreement between the Company’s predecessor, Flex Pharma, Inc., and the underwriter(s) managing the initial public offering of Flex Pharma, Inc.’s common stock, pursuant to which the common stock was priced for the initial public offering.
(z)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa)“Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(ab)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ac)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(ad)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement will be subject to the terms and conditions of the Plan.
(ae)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(af)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ag)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ah) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ai)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(aj)“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(ak) “Performance Goals” means the one or more goals established by the Board for a Performance Period.
(al)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(am)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(an)“Plan” means this Salarius Pharmaceuticals, Inc. 2015 Equity Incentive Plan.
(ao)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ap)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(aq)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ar)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(as)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(at)“Securities Act” means the Securities Act of 1933, as amended.
(au)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(av)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(aw)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(ax)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ay)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(az)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

APPENDIX B
SALARIUS PHARMACEUTICALS, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN
As Amended and Restated effective as of June [__], 2020

13.GENERAL; PURPOSE.
a.The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.
b.The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
14.ADMINISTRATION.
a.The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
b.The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
i. To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
ii. To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.
iii. To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
iv. To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
v. To suspend or terminate the Plan at any time as provided in Section 12.
vi. To amend the Plan at any time as provided in Section 12.

vii. Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
viii. To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.
c.The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
d.All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
15.SHARES OF COMMON STOCK SUBJECT TO THE PLAN.
a.Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 30,000 shares of Common Stock, which number has been adjusted for the reverse stock split on July 22, 2019 (the “Reverse Stock Split”), plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on the first January 1 following the Flex Pharma IPO Date and ending on (and including) January 1, 2024, in an amount equal to the lesser of (i) 1% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year, and (ii) (x) 40,000 shares of Common Stock, which number has been adjusted by the Reverse Stock Split, for any such increase occurring prior to the Effective Date, and (y) 100,000 shares of Common Stock for any such increase occurring on or following the Effective Date. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
b.If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

c.The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
16.GRANT OF PURCHASE RIGHTS; OFFERING.
a.The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
b.If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
c.The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
17.ELIGIBILITY.
a.Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.

b.The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
i. the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
ii. the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
iii. the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.
c.No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
d.As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
e.Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
18.PURCHASE RIGHTS; PURCHASE PRICE.
a.On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
b.The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
c.In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.
d.The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:
i. an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
ii. an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
19.PARTICIPATION; WITHDRAWAL; TERMINATION.
a.An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.

b.During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
c.Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.
d.During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
e.Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.
20.EXERCISE OF PURCHASE RIGHTS.
a.On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
b.If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.

c.No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.
21.COVENANTS OF THE COMPANY.
The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
22.DESIGNATION OF BENEFICIARY.
a.The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
b.If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
23.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.
a.In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
b.In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
24.AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
a.The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.
b.The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
c.Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a

Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.
25.EFFECTIVE DATE OF PLAN.
The Plan became effective immediately prior to and contingent upon the Flex Pharma IPO Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.
26.MISCELLANEOUS PROVISIONS.
a.Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
b.(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
c.The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
d.The provisions of the Plan will be governed by the laws of the State of California without resort to that state’s conflicts of laws rules.
27.DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
a.“Board” means the Board of Directors of the Company.
b.“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
c.“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).

Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
d.“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
e.“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
f.“Common Stock” means the common stock of the Company, having 1 vote per share.
g.“Company” means Salarius Pharmaceuticals, Inc., a Delaware corporation.
h.“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
i.“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
i. a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
ii. a sale or other disposition of at least 90% of the outstanding securities of the Company;
iii. a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
iv.a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
j.“Director” means a member of the Board.
k.“Effective Date” means June 19, 2020, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.
l.“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

m.“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
n.“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
o.“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
p.“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
i. If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
ii. In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.
iii. Notwithstanding the foregoing, for any Offering that commences on the Flex Pharma IPO Date, the Fair Market Value of the shares of Common Stock on the Offering Date will be the price per share at which shares are first sold to the public in the Company’s initial public offering as specified in the final prospectus for that initial public offering.
q.“Flex Pharma IPO Date” means the date of the underwriting agreement between the Company’s predecessor, Flex Pharma, Inc., and the underwriter(s) managing the initial public offering of Flex Pharma, Inc.’s common stock, pursuant to which the common stock was priced for the initial public offering.
r.“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
s.“Offering Date” means a date selected by the Board for an Offering to commence.

t.“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
u.“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
v.“Plan” means this Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.
w.“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
x.“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
y.“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
z.“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
aa.“Securities Act” means the Securities Act of 1933, as amended.
ab.“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

Salarius PHARMACEUTICALS
The Cancer Epigenetics Company

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	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following three nominees for class II director to hold office until the 2023 Annual Meeting:	☐	☐	☐	________________

1. Election of Class II Directors

Nominees

01 David J. Arthur 02 Bruce J. McCreedy 03 Jonathan Lieber

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.	☐	☐	☐
3. To approve the amended and restated 2015 Equity Incentive Plan.	☐	☐	☐
4. To approve the amended and restated 2015 Employee Stock Purchase Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000466167_1 R1.0.1.18

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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SALARIUS PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 19, 2020 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David J. Arthur and Mark J. Rosenblum, as proxies, with the power to appoint their substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SALARIUS PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CT on June 19, 2020, virtually via the Internet at www.virtualshareholdermeeting.com/SLRX2020, and any adjournment or postponement thereof.

To access the virtual meeting you must have the sixteen digit control number that is shown on the reverse side of this form.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

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Continued and to be signed on reverse side